united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	09/30

Date of reporting period:	09/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

September 30, 2018

Fund Adviser:

Pekin Singer Strauss Asset Management

161 N. Clark Street, Suite 2200

Chicago, IL 60601

Toll Free (800) 470-1029

www.appleseedfund.com

November 13, 2018

“My broker at Citigroup told me to look through this Korean version of the Moody’s guide – that it would look just like [the United States in] 1951, and he was right. In six hours, I put together a small portfolio of 20-25 stocks, about $100 million total. One example was Daehan Flour Mills. It has a 25% market share in wheat flour in South Korea. Book value was 206,000 Won, the company had 201,000 Won in marketable securities, and it was trading at 2x earnings. Markets are clearly not efficient all of the time.”

– Warren Buffett,
speaking to students at the University of Kansas, 2005

Dear Appleseed Fund Shareholder,

Famed investor Warren Buffett generated fantastic returns throughout his investing career by following a specific strategy of making investments in deeply undervalued companies when nobody else was interested in them. In the example quoted above, Warren Buffett took advantage of an outstanding buying opportunity in South Korea, once again committing capital to investments that were unpopular while avoiding those investments that were popular.

Today, the U.S. economy is growing, unemployment is low, and the S&P 500 Index reached new highs during the third quarter. At the same time, interest in emerging market stocks appears non-existent and is worsening as an increasing number of emerging market stocks reach new 52-week lows. In our view, emerging market stocks have become too cheap to ignore. Accordingly, we have been increasing Appleseed Fund’s capital commitments to emerging markets.

As U.S. stocks rallied in recent months contemporaneously with the decline in emerging market stocks, we have been selling fully valued U.S. equities, where appropriate, and selectively buying emerging market stocks that appear to have a favorable risk-reward profile at current prices. The Fund’s exposure to U.S. stocks has never been lower, and the Fund’s exposure to emerging market stocks has never been greater.

www.appleseedfund.com	1	(800) 470-1029

Without knowing when these emerging market stocks will bottom out, we are confident that the long-term return of our recent emerging market commitments should be attractive and should compare favorably to a passive investment in the S&P 500 Index.

Set forth below are several of the reasons behind our confidence:

●	GDP Growth

Although the rest of the world continues to generate faster economic growth than the United States, investors seem convinced that the United States is in much better shape than the rest of the world. We believe this consensus view is incorrect: every country has a unique set of problems, and there is little to suggest that the United States has fewer problems than the rest of the world. Indeed, even this year, with the U.S. economy growing at almost 3%, emerging markets are growing at almost 5% (see chart to the right). Between 2018 and 2050, the working age population in the emerging markets is expected to increase by 135%, even while the working age population in the developed world is expected to decline by 7%.1 Population growth, along with productivity improvements, should lead to far better growth in emerging markets over the next thirty years relative to that in the United States and other industrialized countries.

●	Emerging Markets Are Already Discounted

While the U.S. bull market continues to rage on, emerging markets have already experienced a significant correction this year, after also experiencing a significant correction in 2015. Emerging markets have been

[1]	Source: Oppenheimer, World Bank.

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weak in 2018 due largely to increasing interest rates and spreading worries about a full-fledged trade war. In the United States, too, interest rates are starting to affect housing markets, auto sales, and credit card default rates, but the stock market generated a positive return during the first nine months of the year. During that same period, Brazil’s stock market and China’s stock market have declined by 13.7% and 19.3%, respectively. Even South Korea has not been spared, although its stock market is down much less. We believe it is likely that emerging market stocks will soon start to recover or U.S. stocks will soon experience a correction similar to that of many emerging markets.

●	Evolution of Emerging Markets

The world has changed considerably as a result of the growth of emerging markets over the past 20 years. Emerging markets represent 59% of the global economy today vs. just 43% in 1998, while the United States represents 15% of the global economy today vs. 20% in 1998.2 Emerging market countries have become richer, and their middle-classes have increased commensurately; by 2020, China and India will represent two of the top three largest middle-class populations in the world. At the same time, emerging market economies are evolving away from low cost, labor-intensive industries and towards technology, the service sector, and consumer-driven industries. This shift results in more attractive businesses with generally better environmental and social profiles than used to be the case when emerging market economies were more dependent on exports and commodities.

●	Valuation Discrepancy

The valuation discrepancy between U.S. stocks and emerging market stocks is currently larger than at almost any time in recent history. Currently, the U.S. stock market is trading at a cyclically-adjusted P/E (CAPE) multiple of 32.5x earnings.3 The solitary two times in history that the S&P 500 Index

[2]	Source: World Economic Outlook, IMF.

[3]

The cyclically-adjusted P/E (CAPE) ratio is a valuation measure that takes into account 10 years of earnings adjusted for inflation. If P/E ratios, profit margins, and inflation rates are mean reverting, and we believe that they are, this measure is a useful indicator of forward-looking equity returns. The lower the CAPE ratio, the more likely it is that 10-year forward returns will be attractive. The higher the CAPE ratio, the more likely it is that 10-year forward returns will be lower than historical returns.

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was more expensive by that measure were 1) the peak of the Dot-Com bubble in 2000 and 2) the stock market peak in 1929. Investors would be wise to remember how poor stock returns were after those valuation peaks. Meanwhile, the MSCI emerging market stock index has appreciated by just 1.1% per annum during the past eleven years, despite much faster GDP growth; emerging market stocks are currently trading at a cyclically-adjusted P/E ratio of just 16.3x, which is near a trough valuation level rather than a peak level. Put simply, emerging market stocks are currently trading at almost a 50% discount to their U.S. brethren.

●	The U.S. Dollar is Overvalued

When the U.S. dollar appreciates relative to the currencies of other countries, the U.S. stock market tends to outperform the stock markets of other countries. Similarly, when the United States dollar depreciates versus the currencies of other countries, the U.S. stock market tends to underperform. We think several important fundamental factors should lead to a weaker dollar in the years ahead, and that dollar weakness should fuel earnings growth and share price appreciation in emerging markets:

o

Growing U.S. current account and Federal budget deficits should contribute to dollar weakness in the years ahead, especially given that foreign central banks (in aggregate) seemingly chose to discontinue financing U.S. borrowing by purchasing more U.S. Treasuries beginning in 2013.

o

China and Europe appear committed to importing energy on world markets using the Chinese Renminbi and the Euro as the transaction currency, respectively, rather than the U.S. dollar. As the U.S. dollar

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is used less often for cross-border transactions in the years ahead, lower demand for U.S. dollars should lead to commensurate adjustments in U.S. dollar foreign exchange rates.

o	Several valuation indicators such as The Economist’s Big Mac Index suggest that the U.S. dollar is overvalued versus other currencies.

Investing in emerging market stocks involves risk, not only because the share prices of emerging market stocks can be volatile on their own, but they are also subject to fluctuations in currency exchange rates which can also be volatile. Despite the large valuation discrepancy, we do not know whether emerging market stocks have bottomed or whether U.S. stocks are near their top.

With that said, as long-term investors, we think the risk-reward profile in many cases in emerging market stocks exceeds that of owning overvalued U.S. stocks. Our approach has been to scale into our emerging market positions gradually as an increasing number of stocks appear increasingly undervalued.

Notwithstanding the risks, we are excited to have a growing number of attractive emerging market investments. We agree with Buffett that markets are not efficient all of the time, and we think emerging markets represent an attractive long-term investment opportunity at today’s depressed share prices.

Appleseed Fund’s Emerging Market Holdings

Our emerging market equity holdings include the following companies (in alphabetical order):

●

China Mobile (CHL) – With over 800 million subscribers, China Mobile is the largest wireless telecom services company in the world. To put this 800 million subscriber figure in perspective, China Mobile’s subscriber

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base is almost four times the size of the U.S. customer base of Verizon, the #1 U.S. wireless carrier. With a 62% market share of the mobile market in China, China Mobile enjoys a tremendous scale advantage versus its competitors.

●

Cosco Shipping Ports (1199-Hong Kong) – While it is already one of the largest port operators in the world, we expect Cosco’s revenues and profits to continue to grow, driven by GDP growth in China and market share gains driven by One-Belt-One-Road investments. At the moment, Cosco Shipping’s share price is more than discounted due to worries about a decelerating Chinese economy and due to worries about a trade war with the United States.

●

Embraer S.A. (ERJ) – Embraer is the world’s leading producer of commercial jets in the 70 to 130 seats segment of the market, with roughly 51% global market share. Headquartered in Brazil, Embraer is well managed, benefits from significant barriers to entry, and should see expanded profit margins with a weakened Brazilian Real.

●

Hyundai Home Shopping (057050-Korea) – Hyundai Home Shopping is a leading home shopping retailer in South Korea, marketing a wide variety of products over cable television and, increasingly, via online channels. This small-cap company, which is growing revenues and generating positive free cash flow, has cash and investments on its balance sheet that represent over 80% of the company’s market capitalization.

●

Samsung Electronics (005930-Korea) – Samsung is a Korean technology conglomerate and a leading global producer of smart phones, semiconductors, flat-panel displays, and other technology products. Currently trading with a Price/Book ratio of 1.3x and a Price/Earnings ratio of just 6x, Samsung is the cheapest mega-cap stock in the world, in our view.

●

Sberbank (SBER-London) – Sberbank is a leading retail and commercial bank with the largest moat of any bank we have ever come across. Its market share is more than 45% in retail deposits, more than 40% in retail loans, more than 45% in credit cards, and more than 55% in mortgages. With such a strong scale advantage, we expect Sberbank, headquartered

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in Russia, to generate strong returns for years to come. However, investor sentiment is beyond terrible; the company currently trades at a P/E ratio of just 5x.

●

Sina Corporation (SINA) – Founded in 1998, Sina Corporation is a Chinese technology holding company. Management has an outstanding track record of asset allocation, having founded and spun-out Weibo, which is one of China’s largest social networks. The discount to net asset value is so large with this company that we have had to check our math several times to make sure we did not make a mistake.

●

SK Telecom (SKM) – A long-term holding for Appleseed Fund already, SK Telecom is the leading wireless telecom company in South Korea. SK Telecom also owns a 21% stake in SK Hynix, which is arguably the cheapest semiconductor company in the world. Between the value of the wireless business and the value of the company’s SK Hynix stake, we believe SK Telecom’s fair value is significantly more than its current share price.

Performance and Portfolio Changes

During the twelve months ended on September 30, 2018, Appleseed Fund Investor Class generated a return of 6.68%, while the MSCI World Index generated a return of 11.24%. While Appleseed Fund’s return over the past twelve months has been satisfactory, the Fund’s relative performance was detrimentally affected by its allocation to cash, bonds, gold, and value-oriented stocks. Appleseed Fund continues to exceed our long-term goal of outperforming the market. Through September 30, 2018, Appleseed Fund Investor Class has outperformed the MSCI World Index by 0.73% per annum on average since its 2006 inception.

Within our equity portfolio, the biggest contributors to the Fund’s performance over the past twelve months were Syntel (SYNT), Fabrinet (FN), and Herbalife (HLF). All three of these companies experienced strong appreciation in their share prices during the 2018 fiscal year and, in all three cases, we liquidated our positions when the share price exceeded our estimates of intrinsic value.

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Within our long equity portfolio, the most significant detractors to performance over the past year have been Brighthouse (BHF), Titan International (TWI), and Hudson Technologies (HDSN).

●

We sometimes enter our positions too early, and that certainly was the case with Hudson Technologies. Hudson Technologies is a leading environmental remediation company focusing on regulated refrigerants. We initiated Appleseed’s Hudson position in the early Spring, right before one of the coldest and wettest Springs on record. Due to the cold spring, refrigerant prices plunged through the floor, and so did Hudson’s share price. We have since added to our position; as we often say in Chicago with regards to our sports teams, wait ‘til next year.

●

Titan International is a small-cap wheel and tire producer for farm machinery, construction, and mining equipment. Its end markets have been in recession for years, and they are starting to come out of it now. For example, corn and soybeans are trading at prices more than 50% lower than the highs reached in 2012. Even though Titan handily beat expectations for the last quarter on the top and bottom lines, 2H 2018 guidance was disappointing, sending the share price down by 30%. We added to our position along with the CFO and current Chairman who purchased shares worth $864,000 at open market prices.

●

Brighthouse was a disappointment this year, as we had expected the share price to increase along with increased interest rates. We decided we had made a mistake, and we sold our Brighthouse shares as a tax loss.

We made several changes to Appleseed’s equity portfolio this quarter, reducing the Fund’s exposure to U.S. equities and increasing the Fund’s exposure to emerging market equities. Appleseed Fund is currently underweight U.S. equities and overweight emerging market equities relative to the recent past.

We liquidated the Fund’s positions in Taiwan Semiconductor (TSM), CF Industries (CF), Brighthouse Financial (BHF), Syntel (SYNT), and Fabrinet (FN). Except for Brighthouse Financial, which we discussed above, our liquidations represented stock picks that appreciated beyond our estimates of fair value.

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At the same time, we initiated new positions in Samsung, Embraer, Ardelyx, Inc. (ARDX), Osram Licht (OSR-Germany), and Sina Corporation (SINA). Three out of five of these new positions are headquartered in emerging market countries: Samsung in South Korea, Embraer in Brazil, and Sina in China. Only one of these new positions is headquartered in the United States: Ardelyx.

Ardelyx is a pharmaceutical company based in Fremont, CA that specializes in gastrointestinal and cardiorenal diseases. The company’s most promising late-stage product candidate is called tenapanor. Thanks to a unique mechanism of action, this molecule demonstrates significant potential to treat two separate conditions: irritable bowel syndrome with constipation (IBS-C) and hyperphosphatemia in end-stage renal disease (ESRD). Each of these conditions represents a more than $1 billion market, yet the company’s market capitalization of Ardelyx currently stands at just $250 million. Once tenapanor is approved and commercialized for both conditions, as we expect it will, we believe the share price will appreciate.

Spun off during the summer of 2013 from Siemens AG, the German industrial conglomerate, Osram Licht is one of the world’s dominant providers of energy-efficent LED chips, wafers, emitters, and lighting products. The Company maintains dominant market share in growth markets like industrial lighting and automotive lighting, and yet the valuation implied by the current stock price is attractive.

Our overall asset allocation remains roughly the same as it was on June 30, 2018, although we have slightly increased our overall allocation to equities and slightly increased our overall allocation to corporate bonds. In addition, we have purchased puts on the S&P 500 Index in recent months due to the low levels of volatility during the summer and our expectation that stock market volatility will rise coming into the November mid-term election.

* * * * * * *

As always, we appreciate your trust, your patience, and your long-term outlook. If you have any questions about the ideas we have shared in this letter or about Appleseed Fund’s investment portfolio, please do not hesitate to contact Colin Rennich, our Director of Sales. His email address is colin@appleseedcapital.com.

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Thank you again for your continued support and your trust in our ability to manage your Appleseed Fund investment.

Sincerely,

Billy Pekin, CFA

Adam Strauss, CFA

Josh Strauss, CFA

Shaun Roach, CFA

As of 09/30/2018 the Funds’s Top Ten Holdings can be found at: www.appleseedfund.com

Investing involves risk, including loss of principal. There is no guarantee that this, or any, investing strategy will be successful. Investments in international markets present special risks, including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation, and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets.

Diversification does not ensure a profit or guarantee against loss.

Investments in commodities such as gold may be affected by overall market movements, changes in interest rates, and other factors such as embargoes and international economic and political developments. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. These instruments may subject the Fund to greater volatility than investments in traditional securities.

The views and opinions expressed in these materials are those of the authors. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this letter but are subject to change. There is no guarantee that any forecasts or opinions in these materials will be realized. Information should not be construed as investment advice nor be considered a recommendation to buy, sell or hold any particular security.

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INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (For the periods ended September 30, 2018)
	One Year	Five Year	Ten Year	Since Inception (12/08/06)	Since Inception (1/31/11)
Appleseed Fund
Investor Class	6.68%	3.55%	8.12%	6.30%	N/A
Institutional Class	6.85%	3.78%	N/A	N/A	6.11%
MSCI World Index(b)	11.24%	9.28%	8.56%	5.57%	9.15%

				Expense Ratios(c)
				Investor Class	Institutional Class
Gross				1.57%	1.32%
With Applicable Waivers				1.36%	1.17%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Appleseed Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-470-1029.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)

The MSCI World Index (the “Index”) is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.09%, are from the Fund’s prospectus dated January 28, 2018. Pekin Singer Strauss Asset Management (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2020. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2018 can be found on the financial highlights, which do not include acquired fund fees and expenses.

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INVESTMENT RESULTS – continued (Unaudited)

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-800-470-1029.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Appleseed Fund - Investor Class and the MSCI World Index

The chart above assumes an initial investment of $10,000 made on September 30, 2008 for the Investor Class and held through September 30, 2018. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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INVESTMENT RESULTS – continued (Unaudited)

Comparison of the Growth of a $100,000 Investment in the Appleseed Fund - Institutional Class and the MSCI World Index

The chart above assumes an initial investment of $100,000 made on January 31, 2011 (commencement of operations) for the Institutional Class and held through September 30, 2018. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index, however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-800-470-1029. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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FUND HOLDINGS – (Unaudited)

Appleseed Fund Holdings as of September 30, 2018[1]

[1]	As a percentage of net assets.

The Fund invests primarily in a portfolio of equity securities of companies that are undervalued in the opinion of the Adviser. The investment objective of the Fund is long-term capital appreciation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

15

APPLESEED FUND SCHEDULE OF INVESTMENTS September 30, 2018
Common Stocks — 72.46%	Shares	Fair Value
Consumer Discretionary — 6.81%
Bayerische Motoren Werke AG (Germany)	34,000	$3,067,263
Hyundai Home Shopping Network Corporation (South Korea)	89,532	8,959,092
		12,026,355

Financials — 10.01%
Air Lease Corporation	61,175	2,806,709
Oaktree Capital Group, LLC, Class A (a)	234,252	9,698,033
Sberbank of Russia PJSC - ADR (Russia)	83,000	1,043,725
Sberbank of Russia PJSC - ADR (Russia)	325,000	4,121,000
		17,669,467

Health Care — 2.29%
Paramount Bed Holdings Company Ltd. (Japan)	82,000	4,041,542

Industrials — 9.54%
Embraer S.A. - ADR (Brazil)	263,377	5,159,555
Hudson Technologies, Inc.(b)	1,149,875	1,471,840
OSRAM Licht AG (Germany)	183,975	7,317,138
Titan International, Inc.	398,156	2,954,318
		16,902,851

Information Technology — 13.20%
Qualcomm, Inc.	40,600	2,924,418
Samsung Electronics Company Ltd. (South Korea)	135,900	5,690,729
Silicom Ltd. (Israel) (b)	111,753	4,532,702
SINA Corporation (China) (b)	146,293	10,164,438
		23,312,287

Materials — 2.95%
Mosaic Company (The)	160,559	5,214,956

Pharmaceuticals — 3.64%
Ardelyx, Inc. (b)	751,451	3,268,812
Novartis AG - ADR (Switzerland) (a)	36,750	3,166,380
		6,435,192

Real Estate — 2.58%
Jones Lang LaSalle, Inc.	31,515	4,548,245

See accompanying notes which are an integral part of these financial statements.

16

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2018
Common Stocks — 72.46% — continued	Shares	Fair Value
Telecommunication Services — 10.76%
China Mobile Ltd. - ADR (Hong Kong) (a)	136,450	$6,676,499
Sk Telecom Company Ltd. - ADR (South Korea)	347,581	9,690,558
Verizon Communications, Inc. (a)	49,265	2,630,258
		18,997,315

Transportation — 10.68%
Bollore SA (France)	740,900	3,199,615
COSCO SHIPPING Ports Ltd. (Hong Kong)	5,148,000	5,661,962
Spirit Airlines, Inc. (b)	104,739	4,919,591
Stagecoach Group plc (United Kingdom)	2,465,248	5,028,168
		18,809,336

TOTAL COMMON STOCKS (Cost $117,551,867)		127,957,546

Exchange-Traded Funds — 1.11%

VanEck Merk Gold Shares (b)	168,000	1,967,280

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,927,944)		1,967,280

Closed-End Funds — 17.66%

Sprott Physical Gold Trust (Canada) (b)	2,779,921	26,548,246
Templeton Global Income Fund	756,929	4,632,405

TOTAL CLOSED-END FUNDS (Cost $32,757,172)		31,180,651

See accompanying notes which are an integral part of these financial statements.

17

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2018
Corporate Bonds — 6.22%	Principal Amount	Fair Value
BMW Finance NV, 4.25%, 10/18/2020 (Netherlands) (c)	$22,000,000	$3,218,505
Calvert Impact Capital, Inc., 1.50%, 2/15/2021	100,000	100,000
Calvert Social Investment Fund, 1.50%, 6/17/2019	150,000	150,000
Campbell Soup Co., 3.30%, 3/15/2021	2,900,000	2,874,066
Campbell Soup Co., 4.50%, 2/15/2019	737,000	742,141
International Business Machines Corporation, 1.80%, 5/17/2019	750,000	746,056
International Business Machines Corporation, 1.90%, 1/27/2020	895,000	884,311
International Business Machines Corporation, 1.88%, 5/15/2019	300,000	298,571
International Business Machines Corporation, 1.63%, 5/15/2020	950,000	930,456
International Business Machines Credit LLC, 1.63%, 9/6/2019	1,050,000	1,039,181

TOTAL CORPORATE BONDS (Cost $11,306,660)		10,983,287

Certificates of Deposit — 1.43%

Beneficial Bank, 0.60%, 10/18/2018	250,000	250,000
Community Development Bank, 0.35%, 3/8/2019	250,000	250,000
Community Development Bank, 1.50%, 10/17/2019 (d)	1,030,370	1,030,370
Self-Help Federal Credit Union, 0.25%, 10/25/2018	250,000	250,000
Self-Help Federal Credit Union, 0.25%, 11/28/2018	250,000	250,000
Spring Bank, 1.00%, 12/28/2018	250,000	250,000
Sunrise Bank, 0.12%, 10/3/2018	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $2,530,370)		2,530,370

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date
Put Options Purchased — 0.20%

SPDR S&P 500 ETF Trust	1,700	$49,422,400	$271.00	December 2018	350,200

TOTAL PUT OPTIONS PURCHASED (Cost $978,754)					350,200

See accompanying notes which are an integral part of these financial statements.

18

APPLESEED FUND SCHEDULE OF INVESTMENTS – continued September 30, 2018
Money Market Funds — 1.56%	Shares	Fair Value
Federated Government Obligations Fund, Institutional Class, 1.95% (e)	2,760,864	$2,760,864

TOTAL MONEY MARKET FUNDS
(Cost $2,760,864)		2,760,864

Total Investments — 100.64%
(Cost $169,813,631)		177,730,198

Liabilities in Excess of Other Assets — (0.64)%		(1,131,650)

Net Assets — 100.00%		$176,598,548

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on September 30, 2018, was $19,304,137.

(b)	Non-income producing security.

(c)	Foreign-denominated security. Principal amount reflects local currency.

(d)

Certificates of Deposit purchased through Certificate of Deposit Account Registry Service (“CDARS”). Deposits occur in increments below the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum so that both principal and interest are FDIC Insured.

(e)	Rate disclosed is the seven day effective yield as of September 30, 2018.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

19

APPLESEED FUND SCHEDULE OF SECURITIES SOLD SHORT September 30, 2018
Common Stocks - Short — (2.37%)	Shares	Fair Value
Consumer Discretionary — (0.54%)
Party City Holdco, Inc.	(70,000)	$(948,500)

Financials — (0.51%)
Encore Capital Group, Inc.	(25,000)	(896,250)

Industrials — (0.96%)
Actuant Corporation, Class A	(11,000)	(306,900)
Avis Budget Group, Inc.	(12,000)	(385,680)
Triumph Group, Inc.	(43,480)	(1,013,084)
		(1,705,664)

Information Technology — (0.36%)
ViaSat, Inc.	(10,000)	(639,500)

TOTAL COMMON STOCKS - SHORT (Proceeds Received $4,278,235)		$(4,189,914)

See accompanying notes which are an integral part of these financial statements.

20

APPLESEED FUND SCHEDULE OF FUTURES CONTRACTS September 30, 2018
Long Contracts	Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Euro FX Currency Future	18	December 2018	$2,628,450	$2,628,450	$(11,526)
Short Contracts
JPY/USD Japanese Yen Future	(47)	December 2018	$(5,201,725)	$(5,201,725)	$133,236
					$121,710

See accompanying notes which are an integral part of these financial statements.

21

APPLESEED FUND STATEMENT OF ASSETS AND LIABILITIES September 30, 2018
Assets
Investments in securities, at fair value (cost $169,813,631)	$177,730,198
Cash	25,577
Cash restricted at broker for securities sold short	1,450,195
Cash held at broker for futures contracts transactions	225,650
Receivable for fund shares sold	71,721
Receivable for investments sold	2,159,411
Dividends and interest receivable	693,364
Tax reclaims receivable	62,198
Prepaid expenses	10,765
Total Assets	182,429,079
Liabilities
Investments in securities sold short, at fair value (proceeds received $4,278,235)	4,189,914
Payable for fund shares redeemed	256,686
Payable for investments purchased	1,201,116
Payable for net variation margin on futures contracts	3,275
Payable to Adviser, net of waiver	102,910
Payable for Administrative Service Plan fees, Investor Class, net of waiver	12,248
Payable to Administrator	15,231
Payable to trustees	2,567
Other accrued expenses	46,584
Total Liabilities	5,830,531
Net Assets	$176,598,548
Net Assets consist of:
Paid-in capital	157,196,468
Accumulated earnings	19,402,080
Net Assets	$176,598,548
Net Assets: Investor Class	$78,955,326
Shares outstanding (unlimited number of shares authorized, no par value)	5,733,135
Net asset value, offering and redemption price per share (b)	$13.77
Net Assets: Institutional Class	$97,643,222
Shares outstanding (unlimited number of shares authorized, no par value)	7,046,213
Net asset value, offering and redemption price per share (b)	$13.86

(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

22

APPLESEED FUND STATEMENT OF OPERATIONS For the year ended September 30, 2018
Investment Income
Dividend income (net of foreign taxes withheld of $204,726)	$2,956,541
Interest income	528,717
Total investment income	3,485,258

Expenses
Adviser	1,552,901
Administrative services plan, Investor Class	212,785
Administration	115,117
Fund accounting	50,112
Custodian	44,140
Report printing	37,062
Transfer agent	35,901
Registration	35,755
Audit and tax	21,101
Legal	19,217
Trustee	12,086
Chief Compliance Officer	8,500
Insurance	7,961
Pricing	2,108
Miscellaneous	38,465
Interest	177,017
Dividend expense on securities sold short	29,655
Total expenses	2,399,883
Fees waived by Adviser	(244,926)
Administrative services plan waiver	(51,067)
Net operating expenses	2,103,890

Net investment income	1,381,368

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	17,237,938
Securities sold short	(3,007,821)
Written options	166,149
Foreign currency translations	(24,188)
Futures contracts	114,223
Change in unrealized appreciation (depreciation) on:
Investment securities	(5,049,680)
Securities sold short	1,195,210
Foreign currency translations	(13,446)
Futures contracts	(163,084)
Net realized and unrealized gain (loss) on investment securities, securities sold short, written options, foreign currency translations and futures contracts	10,455,301
Net increase in net assets resulting from operations	$11,836,669

See accompanying notes which are an integral part of these financial statements.

23

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)
Increase (Decrease) in Net Assets due to:

Operations
Net investment income	$1,381,368	$2,613,644
Net realized gain on investment securities, written options, securities sold short, foreign currency translations and futures contracts	14,486,301	1,747,329
Change in unrealized appreciation (depreciation) on investment securities, written options, securities sold short, foreign currency translations and futures contracts	4,031,000	9,972,105
Net increase in net assets resulting from operations	11,836,669	14,333,078

Distributions From Earnings:
Investor Class	(958,075)	(1,454,994)
Institutional Class	(1,232,869)	(1,478,933)
Total distributions	(2,190,944)	(2,933,927)

Capital Transactions - Investor Class
Proceeds from shares sold	10,083,771	17,383,117
Reinvestment of distributions	943,235	1,430,652
Amount paid for shares redeemed	(23,560,486)	(41,728,215)
Proceeds from redemption fees (b)	582	6,758
Total Investor Class	(12,532,898)	(22,907,688)

Capital Transactions - Institutional Class
Proceeds from shares sold	15,692,180	25,809,630
Reinvestment of distributions	1,182,754	1,430,433
Amount paid for shares redeemed	(15,779,690)	(29,837,733)
Proceeds from redemption fees (b)	323	44
Total Institutional Class	1,095,567	(2,597,626)
Net decrease in net assets resulting from capital transactions	(11,437,331)	(25,505,314)
Total Decrease in Net Assets	(1,791,606)	(14,106,163)

See accompanying notes which are an integral part of these financial statements.

24

APPLESEED FUND STATEMENTS OF CHANGES IN NET ASSETS – continued
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)
Net Assets
Beginning of year	$178,390,154	$192,496,317
End of year	$176,598,548	$178,390,154

Share Transactions - Investor Class
Shares sold	739,240	1,399,372
Shares issued in reinvestment of distributions	69,611	119,720
Shares redeemed	(1,732,276)	(3,341,466)
Total Investor Class	(923,425)	(1,822,374)

Share Transactions - Institutional Class
Shares sold	1,148,241	2,042,213
Shares issued in reinvestment of distributions	86,903	119,203
Shares redeemed	(1,153,465)	(2,413,940)
Total Institutional Class	81,679	(252,524)
Net decrease in shares outstanding	(841,746)	(2,074,898)

(a)

For the year ended September 30, 2017, distributions from earnings consisted of $1,435,180 from net investment income and $19,814 from net realized gains for Investor Class, and $1,461,804 from net investment income and $17,129 from net realized gains for Institutional Class. As of September 30, 2017, accumulated net investment loss was $(1,126,402).

(b)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

25

[THIS PAGE INTENTIONALLY LEFT BLANK]

APPLESEED FUND — INVESTOR CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Selected Per Share Data:
Net asset value, beginning of year	$13.05	$12.22
Investment operations:
Net investment income (loss)	0.08	0.15
Net realized and unrealized gain (loss) on investments	0.79	0.85
Total from investment operations	0.87	1.00
Less distributions to shareholders from:
Net investment income	(0.09)	(0.17)
Net realized gains	(0.06)	— (a)
Total distributions	(0.15)	(0.17)
Paid in capital from redemption fees	— (a)	— (a)
Net asset value, end of year	$13.77	$13.05
Total Return(b)	6.68%	8.37%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$78,955	$86,898
Ratio of net expenses to average net assets (c) (d)	1.25%	1.27%
Ratio of expenses to average net assets before waiver and reimbursement(c)	1.45%	1.48%
Ratio of net investment income (loss) to average net assets(c)	0.64%	1.33%
Portfolio turnover rate	85%	56%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14%, 1.14%, 1.14%, 1.20% and 1.24% for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(e)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

27

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014

$11.40	$13.96		$14.80

0.03	(0.01)		0.03
1.07	(1.15)		0.36
1.10	(1.16)		0.39

—	—		— (a)
(0.28)	(1.40)		(1.23)
(0.28)	(1.40)		(1.23)
— (a)	—	(a)	— (a)
$12.22	$11.40		$13.96
9.90%	(8.90)%		2.85%

$103,650	$112,447		$169,903
1.16%	1.22	%(e)	1.26%
1.39%	1.39%		1.48%
0.27%	(0.06)%		0.40%
82%	52%		53%

See accompanying notes which are an integral part of these financial statements.

28

APPLESEED FUND — INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
(For a share outstanding during each period)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Selected Per Share Data:
Net asset value, beginning of year	$13.14	$12.31
Investment operations:
Net investment income	0.12	0.18
Net realized and unrealized gain (loss) on investments	0.77	0.86
Total from investment operations	0.89	1.04
Less distributions to shareholders from:
Net investment income	(0.11)	(0.21)
Net realized gains	(0.06)	— (a)
Total distributions	(0.17)	(0.21)
Paid in capital from redemption fees	— (a)	— (a)
Net asset value, end of year	$13.86	$13.14
Total Return(b)	6.85%	8.59%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$97,643	$91,492
Ratio of net expenses to average net assets (c) (d)	1.06%	1.08%
Ratio of expenses to average net assets before waiver and reimbursement(c)	1.20%	1.23%
Ratio of net investment income to average net assets(c)	0.86%	1.56%
Portfolio turnover rate	85%	56%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(d)

Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95%, 0.95%, 0.95%, 0.95% and 0.99% for the fiscal years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively.

(e)	Effective October 1, 2014, the Adviser contractually agreed to cap the Fund’s expenses at 0.95% excluding certain expenses. Prior to October 1, 2014, the Fund’s expense cap was 0.99%.

See accompanying notes which are an integral part of these financial statements.

29

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014

$11.47	$14.02		$14.86

0.06	0.02		0.13
1.08	(1.16)		0.30
1.14	(1.14)		0.43

(0.02)	(0.01)		(0.04)
(0.28)	(1.40)		(1.23)
(0.30)	(1.41)		(1.27)
— (a)	—	(a)	— (a)
$12.31	$11.47		$14.02
10.18%	(8.68)%		3.10%

$88,846	$92,607		$120,714
0.97%	0.97	%(e)	1.01%
1.14%	1.14%		1.23%
0.46%	0.18%		0.44%
82%	52%		53%

See accompanying notes which are an integral part of these financial statements.

30

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS
September 30, 2018

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Singer Strauss Asset Management, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – The Fund is non-diversified, which means it may invest a greater percentage of its assets in a fewer number of stocks as compared to other mutual funds that are more broadly diversified. As a result, the Fund’s share price may be more volatile than the share price of some other mutual funds, and the poor performance of an individual stock in the Fund’s portfolio may have a significant negative impact on the Fund’s performance.

31

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

32

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange traded funds (ETFs) and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income

33

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations, when required. During the fiscal year ended September 30, 2018, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (REITS) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized

34

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from the ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

35

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

For the fiscal year ended September 30, 2018, the Fund made the following reclassifications to increase (decrease) the components of net assets, which were due to non-deductible expenses from an underlying partnership held by the Fund:

Paid in Capital	Accumulated Earnings
$1,042	$(1,042)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

36

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including domestic and foreign common stocks, exchange-traded funds and closed-end funds that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Debt securities, including corporate bonds, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service

37

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which market quotations are not available or the price provided by the service is not reliable, as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which

38

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of September 30, 2018.

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$127,957,546	$—	$—	$127,957,546
Exchange-Traded Funds	1,967,280	—	—	1,967,280
Closed-End Funds	31,180,651	—	—	31,180,651
Corporate Bonds	—	10,983,287	—	10,983,287
Certificates of Deposit	—	2,530,370	—	2,530,370
Purchased Option Contracts	350,200	—	—	350,200
Money Market Funds	2,760,864	—	—	2,760,864
Total	$164,216,541	$13,513,657	$—	$177,730,198

Other
Short Futures Contracts**	$133,236	$—	$—	$133,236

*	Refer to Schedule of Investments for sector classifications.

**	The amount shown represents the net unrealized appreciation of the futures contracts.

39

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Short Common Stocks*	$(4,189,914)	$—	$—	$(4,189,914)
Long Futures Contracts**	(11,526)			(11,526)
Total	$(4,201,440)	$—	$—	$(4,201,440)

*	Refer to Schedule of Securities Sold Short for sector classifications.

**	The amount shown represents the net unrealized depreciation of the futures contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure or interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Currency Futures Contracts – The Fund entered into currency futures contracts (long and short) to hedge its foreign currency exposure during the period. A currency futures contract involves an obligation to purchase or sell a specific currency at a future date. Such contracts are used to sell unwanted currency exposure that comes from holding securities in a market. The contracts are marked to market daily and change in value is recorded as unrealized appreciation or depreciation. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the

40

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS — continued

cash deposits made on the margin accounts. When a currency futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the currency exchange rates. Cash held at broker as of September 30, 2018, is held for collateral for futures transactions and is restricted from withdrawal.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2018, and the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2018.

At September 30, 2018:

Derivatives	Location of Derivatives on Statement of Assets & Liabilities	Amount
Foreign Exchange Risk:
Futures contracts	Payable for net variation margin on futures contracts	$(3,275)
Equity Price Risk:
Purchased option contracts	Investment in securities, at fair value	$350,200

41

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS — continued

For the fiscal year ended September 30, 2018:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Open/Sold Short/ Written	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Long futures contracts	Change in Net realized and unrealized gain (loss) on futures contracts	61	43	$(212,636)	$(11,526)
Foreign Exchange Risk:
Short futures contracts	Change in Net realized and unrealized gain (loss) on futures contracts	173	186	$326,859	$(151,558)
Equity Price Risk:
Written option contracts	Change in Net realized and unrealized gain (loss) on written options	1,505	1,505	$166,149	$—
Equity Price Risk:
Purchased option contracts	Change in Net realized and unrealized gain (loss) on investments	12,350	18,900	$(441,577)	$(375,587)

42

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS — continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities.

				Gross Amounts Not Offset in Statement of Assets and Liabilities
Futures Contracts	Gross Amounts of Recognized Liabilities and Assets	Gross Amount Offset in Statement of Assets and Liabilities	Net Amount of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Variation Margin on Futures Contracts	$(3,275)	$—	$(3,275)	$—	$3,275	$—

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2018, before the waiver described below, the Adviser earned a fee of $1,552,901 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual

43

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets through January 31, 2020. For the fiscal year ended September 30, 2018, the Adviser waived fees of $244,926. At September 30, 2018, the Adviser was owed $102,910 from the Fund for advisory services.

Each fee waiver/expense payment is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual limit in effect at the time of the waiver/expense payment and any expense limitation in effect at the time. As of September 30, 2018, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $839,734 from the Fund no later than September 30, 2021.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2018, the Administrator earned fees of $115,117 for administration services, $35,901 for transfer agent services, and $50,112 for fund accounting services. At September 30, 2018, the Fund owed the Administrator $15,231 for such services.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. Each Trustee of the

44

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

Trust receives annual compensation of $1,850 per Fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit Committee each receives annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2020 and is not subject to recoupment. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2018, the Investor Class incurred Service fees of $212,785 ($161,718 after waiver described above). At September 30, 2018, $12,248 was owed to the Adviser pursuant to the Administrative Services Plan.

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Fund’s Adviser or any bank, broker-dealer, investment adviser or other financial

45

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan, but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2018, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases
U.S. Government Obligations	$7,923,510
Other	150,209,527
Sales
U.S. Government Obligations	$11,383,555
Other	151,120,028

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2018, the appreciation (depreciation) of investments, including securities sold short, written options and futures contracts, for tax purposes, was as follows:

Amount
Gross unrealized appreciation	$12,583,953
Gross unrealized depreciation	(7,305,354)
Net unrealized appreciation on investments	$5,278,599

At September 30, 2018, the aggregate cost of securities, net of proceeds for securities sold short, for federal income tax purposes, was $168,255,078.

46

APPLESEED FUND NOTES TO FINANCIAL STATEMENTS –
continued	September 30, 2018

NOTE 7. FEDERAL TAX INFORMATION — continued

The tax characterization of distributions for the fiscal years ended September 30, 2018 and 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income*	$1,380,671	$2,933,927
Long-term capital gain	810,273	—
	$2,190,944	$2,933,927

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains income	$14,123,481
Unrealized appreciation	5,278,599
Total accumulated earnings	$19,402,080

At September 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

47

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, securities sold short, and futures contracts, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
continued

significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2018

49

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for six months from April 1, 2018 to September 30, 2018.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

50

SUMMARY OF FUND EXPENSES – continued (Unaudited)

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Investor Class	Actual	$ 1,000.00	$ 1,022.30	$ 6.20	1.22%
	Hypothetical(b)	$ 1,000.00	$ 1,018.93	$ 6.19	1.22%
Institutional Class	Actual	$ 1,000.00	$ 1,023.60	$ 5.24	1.03%
	Hypothetical(b)	$ 1,000.00	$ 1,019.88	$ 5.24	1.03%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

51

OTHER FEDERAL TAX
INFORMATION – (Unaudited)

For the year ended September 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the year ended September 30, 2018, the Fund paid qualified dividend income of 100%.

For the year ended September 30, 2018, 100% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The foreign source income per share was $0.19 and the foreign tax expense per share was $0.02. Shareholders will receive more detailed information along with their 2018 Form 1099-DIV.

For the year ended September 30, 2018, the Fund designated $810,273 as long-term capital gain distributions.

52

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Executive Vice President (EVP), NRS (2003 – present); GTC, EVP (2008 – present); EVP, Savings Banks Retirement Association (2003 – present), provider of qualified retirement benefit plans; and EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

53

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

54

TRUSTEES AND OFFICERS – continued (Unaudited)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

55

TRUSTEES AND OFFICERS – continued (Unaudited)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

56

MANAGEMENT AGREEMENT
RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, Pekin Singer Strauss Asset Management, Inc. (“Pekin Singer”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Committee convened on August 14, 2018 via teleconference to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin Singer. At the Trustees’ quarterly meeting held in August 2018, the Committee and the Board interviewed certain executives of Pekin Singer, including Pekin Singer’s Chief Compliance & Operating Officer and its Senior Vice President & Portfolio Manager. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Pekin Singer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Pekin Singer for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin Singer provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin Singer’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin Singer

57

MANAGEMENT AGREEMENT
RENEWAL – continued (Unaudited)

who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin Singer to the Fund.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2018. The Trustees observed that the Fund’s Institutional Class and Investor Class had both underperformed its benchmark, the MSCI World Index, and the average return of its Morningstar World Allocation Category for the one-, three- and five-year periods, but that the Investor Class (which has a longer history) had outperformed both the benchmark and the category over the ten-year period, ranking in the third percentile of the category. The Trustees considered Pekin Singer’s explanation that the Fund’s underperformance was primarily attributable to the Fund having a significant investment in gold and other non-equities and having more smaller cap securities and more of a value bias than its category.

(iii)

Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds in the Fund’s Morningstar World Allocation Category, which indicated that the Fund’s gross management fee and net expenses are higher than the average and median for that group of funds. The Trustees considered and found reasonable Pekin Singer’s explanation that the amount of work required by its socially responsible investing strategy justifies the higher management fee.

The Trustees also considered a profitability analysis prepared by Pekin Singer for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Pekin Singer is earning a profit as a result of managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisers to mutual funds.

The Trustees also recalled their review of the Fund’s Administrative Services plan at its February meeting and considered other potential benefits that Pekin Singer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, which may be used to benefit the Fund along with

58

MANAGEMENT AGREEMENT
RENEWAL – continued (Unaudited)

Pekin Singer’s other advisory clients. After considering the above information, the Trustees concluded that the current advisory fee for the Fund represents reasonable compensation in light of the nature and quality of Pekin Singer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Pekin Singer’s services to the Fund.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin Singer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Pekin Singer’s level of profitability in managing the Fund, it does not appear that Pekin Singer is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the advisory fee should be implemented at this time.

59

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 470-1029 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1029 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

60

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

62

FCI Bond Fund

Annual Report

September 30, 2018

Fund Adviser:

Financial Counselors, Inc.
5901 College Boulevard, Suite 110
Overland Park, Kansas 66211
Toll Free (877) 627-8504

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE –
(UNAUDITED)

Market Review

The U.S. bond market delivered negative returns for the 12 months ended September 30, 2018, as the decline in principal value was slightly greater than the income generated. In a nearly linear progression, the 2-year Treasury Note yield moved steadily higher from 1.48% on September 30th of 2017 to 2.82% on the same date of this year. The 134 basis point increase in this rate exceeds the 100 basis point increase in the Fed Funds rate over the same period. The 10-year Treasury Note traded in a fairly narrow 2.30-2.50% range during the final quarter of 2017, but then moved significantly higher in January and entered a 2.80-3.10% trading range. Overall the yield increased 73 basis points over the period to end at 3.06%.

Masking the intra-year volatility, corporate bond credit spreads started and ended the 12 month period at nearly identical levels of 97 basis points. With the sharp move higher in Treasury yields in January, spreads narrowed to about 80 basis points, only to then widen all the way to 112 basis points in late June. With a rally back to the starting spread levels, intermediate corporate bonds delivered less negative returns for the 12 month period at (0.64)% versus (1.22)% for intermediate Treasury Notes. Overall, the Bloomberg Barclays U.S. Intermediate Government/Credit Index returned (0.96)% over this timeframe.

With little fanfare, the Fed’s Open Market Committee (FOMC) followed through with its well-telegraphed, methodical process of “normalizing” interest rates on September 26, 2018. It increased the Fed Funds rate by another 25 basis points to a range of 2.00% to 2.25%. This was the eighth 25 basis point rate increase since December of 2015, and the fourth in the last 12 month period. As with the past few accompanying press releases, the FOMC acknowledged the strong economic environment and annual inflation near its 2% target, but interestingly, it removed a key phrase claiming that policy was still accommodative.

That change indicates that either the FOMC believes that the funds rate is approaching neutral, or it is not sure exactly where neutral is. We think the latter is more likely, as more members are probably realizing that neutral today might be quite different from neutral in the past. We expect another rate increase in December 2018, but believe we are unlikely to see four additional hikes beyond that. We also believe that longer dated yields, like the 10-year, should move modestly higher, but short rates already reflect at least three rate increases and might not move much at all from here. We expect corporate bonds to continue to perform relatively well, as there are few signs that economic growth is slowing.

1

The yield on the Bloomberg Barclays Intermediate Government/Credit Index was 3.21% at September 30, 2018, with Intermediate Treasury Notes yielding 2.90% and intermediate corporate bonds yielding 3.78%. With inflation targeted at 2%, intermediate bonds now offer an attractive real return to go along with their role in portfolio diversification and risk mitigation.

Portfolio Overview

The objective of the FCI Bond Fund (the “Fund”) is total return, comprised of both income and capital appreciation. The advisor seeks to accomplish this objective by adding value relative to a benchmark through the use of duration management, sector allocation, and individual security selection.

The Fund has an overall interest rate exposure similar to that of the benchmark index. From a sector perspective, it is positioned for a more pro-cyclical growth environment, with a higher allocation to high-quality, investment-grade corporate bonds. The portfolio would benefit from the incremental yield, as well as potential for relative price appreciation, if corporate bond spreads narrow.

Performance

For the fiscal year ended September 30, 2018, the Fund’s performance was (1.16)% compared to the Bloomberg Barclays U.S. Intermediate Government/Credit Index’s performance of (0.96)% for the same period. The major factors that positively affected the Fund’s performance for the fiscal year were the sector allocation and the security selection. Having a higher allocation to corporate bonds added to relative returns, as they provided a higher level of income. Additionally, selection of each unique corporate bond position added to relative performance, as numerous individual issues outperformed their theoretical returns based on their sector and maturity profile. Fund expenses detracted from relative performance.

2

INVESTMENT RESULTS – (UNAUDITED)

Average Annual Total Returns* (for the periods ended September 30, 2018)
	1 Year	5 Year	10 Year
FCI Bond Fund	(1.16)%	1.35%	3.50%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index®**	(0.96)%	1.52%	3.22%

Total annual operating expenses, as disclosed in the FCI Bond Fund (the “Fund”) prospectus dated January 28, 2018 were 0.88% of average daily net assets (0.80% after fee waivers/expense reimbursements by Financial Counselors, Inc. (the “Adviser”)). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes, borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers, and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business), do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2019. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the expense ratios as of September 30, 2018 can be found in the financial highlights.

3

INVESTMENT RESULTS – (UNAUDITED) – (CONTINUED)

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on FCI Bond Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

**

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index® (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-877-627-8504.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

INVESTMENT RESULTS – (UNAUDITED) – (CONTINUED)

The chart above assumes an initial investment of $250,000 made on October 1, 2008 for the Fund and held through September 30, 2018. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index® is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-627-8504. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

5

FUND HOLDINGS – (UNAUDITED)

[1]	As a percent of net assets.

The investment objective of the FCI Bond Fund is total return, comprised of both income and capital appreciation.

Portfolio holdings are subject to change.

AVAILABILITY OF PORTFOLIO SCHEDULE – (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

6

FCI BOND FUND
SCHEDULE OF INVESTMENTS

September 30, 2018

CORPORATE BONDS – 61.09%	Principal Amount	Fair Value
Corporate Bonds – Domestic – 53.18%
21st Century Fox America, Inc., 4.50%, 2/15/2021	$800,000	$823,075
Agilent Technologies, Inc., 5.00%, 7/15/2020	300,000	309,080
American International Group, Inc., 4.13%, 2/15/2024	600,000	602,209
Applied Materials, Inc., 4.30%, 6/15/2021	225,000	231,438
Associates Corporation of North America, 6.95%, 11/1/2018	200,000	200,687
AT&T, Inc., 4.25%, 3/1/2027	475,000	469,685
AvalonBay Communities, Inc., 2.95%, 9/15/2022	450,000	440,234
Bank of America Corporation, 3.30%, 1/11/2023	1,000,000	986,701
BlackRock, Inc., 5.00%, 12/10/2019	500,000	512,668
Boardwalk Pipelines, L.P., 4.45%, 7/15/2027	500,000	481,139
Celgene Corporation, 3.63%, 5/15/2024	500,000	493,633
Citigroup, Inc., 3.20%, 10/21/2026	700,000	654,069
Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 5.45%, 6/15/2023(a)	400,000	421,076
Discover Financial Services, 5.20%, 4/27/2022	475,000	492,109
Edwards Lifesciences Corporation, 4.30%, 6/15/2028	625,000	625,914
Fifth Third Bank, 2.25%, 6/14/2021	400,000	388,391
Ford Motor Credit Company LLC, 2.55%, 10/5/2018	850,000	850,003
General Electric Capital Corporation, 6.00%, 8/7/2019	150,000	153,906
Goldman Sachs Group, Inc. (The), 5.38%, 3/15/2020	1,025,000	1,056,782
Huntington National Bank (The), 5.38%, 2/28/2019	250,000	251,167
JPMorgan Chase & Company, 2.70%, 5/18/2023	1,225,000	1,178,712
Juniper Networks, Inc., 4.60%, 3/15/2021	625,000	638,722
Macy’s Retail Holdings, Inc., 4.38%, 9/1/2023	400,000	400,705
Macy's Retail Holdings, Inc., 4.50%, 12/15/2034	80,000	65,926
McDonald's Corporation, 3.70%, 1/30/2026	98,000	97,258
Morgan Stanley, 5.50%, 7/28/2021	656,000	690,993
National Oilwell Varco, Inc., 2.60%, 12/1/2022	450,000	429,150
Prudential Financial, Inc., 7.38%, 6/15/2019	400,000	412,639
Raymond James Financial, Inc., 3.63%, 9/15/2026	450,000	431,028

See accompanying notes which are an integral part of these financial statements.

7

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2018

CORPORATE BONDS – 61.09% – continued	Principal Amount	Fair Value
Corporate Bonds – Domestic – 53.18% – continued
Synchrony Financial, 3.75%, 8/15/2021	$500,000	$496,949
Time Warner, Inc., 3.40%, 6/15/2022	800,000	791,981
TJX Companies, Inc. (The), 2.25%, 9/15/2026	200,000	181,313
Verizon Communications, Inc., 2.45%, 11/1/2022	600,000	576,581
Wells Fargo & Company, 3.00%, 4/22/2026	700,000	652,084
Wells Fargo Bank NA, 3.55%, 8/14/2023	550,000	547,787
Westpac Banking Corporation, 4.88%, 11/19/2019	350,000	357,487
Willis North America, Inc., 3.60%, 5/15/2024	280,000	272,435
Zoetis, Inc., 3.25%, 2/1/2023	485,000	477,103

Total Corporate Bonds – Domestic (Cost $19,332,210)		19,142,819

Corporate Bonds – Foreign – 7.91%

Corporate Bonds – Australia – 1.35%
National Australia Bank Ltd., 2.80%, 1/10/2022	500,000	487,818

Corporate Bonds – Canada – 2.09%
Encana Corporation, 3.90%, 11/15/2021	450,000	452,226
Husky Energy, Inc., 4.00%, 4/15/2024	300,000	299,818
		752,044
Corporate Bonds – Cayman Islands – 1.09%
Alibaba Group Holding Limited, 3.60%, 11/28/2024	400,000	393,629

Corporate Bonds – Isle Of Man – 0.98%
AngloGold Ashanti Holdings plc, 5.13%, 8/1/2022	350,000	354,515

Corporate Bonds – Luxembourg – 1.26%
Schlumberger Investment, 3.65%, 12/1/2023	450,000	453,540

Corporate Bonds – Netherlands – 1.14%
Deutsche Telekom International Finance BV, 6.00%, 7/8/2019	400,000	409,383

Total Corporate Bonds – Foreign (Cost $2,896,686)		2,850,929

Total Corporate Bonds (Cost $22,228,896)		21,993,748

See accompanying notes which are an integral part of these financial statements.

8

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2018

U.S. TREASURY OBLIGATIONS – 23.77%	Principal Amount	Fair Value

United States Treasury Note, 1.88%, 12/31/2019	$700,000	$692,863
United States Treasury Note, 2.13%, 8/31/2020	1,400,000	1,382,008
United States Treasury Note, 2.63%, 11/15/2020	1,050,000	1,045,345
United States Treasury Note, 2.00%, 2/15/2025	2,550,000	2,402,130
United States Treasury Note, 2.13%, 5/15/2025	2,050,000	1,941,494
United States Treasury Note, 2.25%, 2/15/2027	850,000	800,245
United States Treasury Note, 2.75%, 2/15/2028	300,000	292,541

Total U.S. Treasury Obligations (Cost $8,936,169)		8,556,626

U.S. GOVERNMENT AGENCIES – 9.11%
Federal Home Loan Banks, 2.75%, 7/11/2031	300,000	269,236
Federal Home Loan Mortgage Corporation, 3.50%, 1/1/2048	204,275	201,266
Federal Home Loan Mortgage Corporation, 2.00%, 10/27/2023(b)	700,000	685,341
Federal National Mortgage Association, 1.50%, 8/10/2021	600,000	574,091
Federal National Mortgage Association, 1.50%, 8/24/2021	795,000	755,087
Federal National Mortgage Association, 2.50%, 3/30/2026(b)	800,000	796,388

Total U.S. Government Agencies (Cost $3,380,933)		3,281,409

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.61%
Federal Home Loan Mortgage Corporation, Pool #A57160, 5.50%, 2/1/2037	18,732	19,972
Federal National Mortgage Association, Pool #745133, 5.50%, 11/1/2035	28,627	30,914
Federal National Mortgage Association, Pool #832648, 5.00%, 9/1/2035	14,484	15,377
Federal National Mortgage Association, Pool #832949, 5.00%, 9/1/2035	12,083	12,819
Federal National Mortgage Association, Pool #845549, 5.50%, 1/1/2036	36,024	39,349

See accompanying notes which are an integral part of these financial statements.

9

FCI BOND FUND
SCHEDULE OF INVESTMENTS – (continued)

September 30, 2018

U.S. GOVERNMENT MORTGAGE BACKED AGENCIES – 3.61% – continued	Principal Amount	Fair Value
Federal National Mortgage Association, Pool #878104, 5.50%, 4/1/2036	$10,952	$11,834
Federal National Mortgage Association, Pool #AB4300, 3.50%, 1/1/2042	268,665	266,573
Federal National Mortgage Association, Pool #AI8577, 3.00%, 8/1/2042	596,548	575,995
Federal National Mortgage Association, Pool #MA0918, 4.00%, 12/1/2041	321,096	326,839

Total U.S. Government Mortgage Backed Agencies (Cost $1,344,234)		1,299,672

PREFERRED STOCKS – 0.14%	Shares
Federal National Mortgage Association, Series S, 8.25%(c)	9,000	49,590

Total Preferred Stocks (Cost $224,815)		49,590

MONEY MARKET FUNDS – 1.59%
Fidelity Investments Money Market Government Portfolio, Class I, 1.95%(d)	572,854	572,854

Total Money Market Funds (Cost $572,854)		572,854
Total Investments – 99.31% (Cost $36,687,901)		35,753,899
Other Assets in Excess of Liabilities – 0.69%		247,589
NET ASSETS – 100.00%		$36,001,488

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Step bond. Coupon rate is a fixed rate that increases to a higher coupon rate at a specified date. The rate shown is the current rate at September 30, 2018.

(c)	Non-income producing security.

(d)	Rate disclosed is the seven day effective yield as of September 30, 2018.

See accompanying notes which are an integral part of these financial statements.

10

FCI BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

Assets
Investments in securities at fair value (cost $36,687,901)	$35,753,899
Dividends and interest receivable	281,987
Prepaid expenses	7,947
Total Assets	36,043,833
Liabilities
Payable to Adviser	7,478
Payable to Administrator	6,176
Payable to trustees	2,416
Other accrued expenses	26,275
Total Liabilities	42,345
Net Assets	$36,001,488
Net Assets consist of:
Paid-in capital	$37,149,091
Accumulated earnings	(1,147,603)
Net Assets	$36,001,488
Shares outstanding (unlimited number of shares authorized, no par value)	3,581,569
Net asset value, offering and redemption price per share(a)	$10.05

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

11

FCI BOND FUND
STATEMENT OF OPERATIONS

For the year ended September 30, 2018

Investment Income
Interest income	$1,054,552
Dividend income	7,360
Total investment income	1,061,912
Expenses
Adviser	150,509
Administration	31,692
Fund accounting	22,227
Audit and tax	19,900
Legal	18,921
Transfer agent	14,250
Pricing	12,737
Trustee	12,000
Chief Compliance Officer	8,500
Report printing	9,219
Registration	8,587
Custodian	6,066
Insurance	4,335
Miscellaneous	21,677
Total expenses	340,620
Fees waived by Adviser	(39,712)
Net operating expenses	300,908
Net investment income	761,004

Net Realized and Change in Unrealized Loss on Investments
Net realized loss on investment securities transactions	(220,225)
Net change in unrealized depreciation of investment securities	(1,001,592)
Net realized and change in unrealized loss on investments	(1,221,817)
Net decrease in net assets resulting from operations	$(460,813)

See accompanying notes which are an integral part of these financial statements.

12

FCI BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$761,004	$753,263
Net realized gain (loss) on investment securities transactions	(220,225)	15,508
Net change in unrealized depreciation of investment securities	(1,001,592)	(816,266)
Net decrease in net assets resulting from operations	(460,813)	(47,495)
Distributions From:
Distributable earnings	(762,749)	(764,194)
Total distributions	(762,749)	(764,194)
Capital Transactions
Proceeds from shares sold	3,304,398	7,494,325
Reinvestment of distributions	38,132	50,104
Amount paid for shares redeemed	(7,138,374)	(7,169,656)
Proceeds from redemption fees(b)	—	37
Net increase (decrease) in net assets resulting from capital transactions	(3,795,844)	374,810
Total Decrease in Net Assets	(5,019,406)	(436,879)
Net Assets
Beginning of year	41,020,894	41,457,773
End of year	$36,001,488	$41,020,894
Share Transactions
Shares sold	325,363	718,775
Shares issued in reinvestment of distributions	3,760	4,853
Shares redeemed	(699,159)	(690,732)
Net increase (decrease) in shares outstanding	(370,036)	32,896

(a)	For the year ended September 30, 2017, distributions from earnings consisted of $764,194 from net investment income. As of September 30, 2017, accumulated net investment income was $36,175.

(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase. Shares are redeemed at the NAV if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

13

FCI BOND FUND
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2018	2017	2016	2015	2014
Selected Per Share Data:
Net asset value, beginning of year	$10.38	$10.58	$10.39	$10.42	$10.39
Investment operations:
Net investment income	0.21	0.20	0.20	0.20	0.20
Net realized and unrealized gain (loss)	(0.33)	(0.20)	0.19	(0.03)	0.07
Total from investment operations	(0.12)	—	0.39	0.17	0.27
Less distributions to shareholders from:
Net investment income	(0.21)	(0.20)	(0.20)	(0.20)	(0.20)
Net realized gains	—	—	—	—	(0.04)
Total distributions	(0.21)	(0.20)	(0.20)	(0.20)	(0.24)
Paid in capital from redemption fees	—	— (a)	—	—	—
Net asset value, end of year	$10.05	$10.38	$10.58	$10.39	$10.42
Total Return(b)	(1.16)%	0.04%	3.78%	1.61%	2.58%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$36,001	$41,021	$41,458	$44,421	$48,357
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	0.91%	0.88%	0.88%	0.84%	0.81%
Ratio of net investment income to average net assets	2.02%	1.92%	1.84%	1.83%	1.85%
Portfolio turnover rate	21%	39%	29%	33%	42%

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

14

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2018

NOTE 1. ORGANIZATION

FCI Bond Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Financial Counselors, Inc. (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investments Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of company taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

15

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income if any, as dividends to its shareholders on a quarter basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

16

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

17

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Debt securities, including all bonds, U.S. Treasury obligations, and U.S. Government/Agency obligations, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

Equity securities, including preferred stock, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

18

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at September 30, 2018 in valuing the Fund’s investments:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$19,142,819	$—	$19,142,819
Foreign Corporate Bonds	—	2,850,929	—	2,850,929
U.S. Treasury Obligations	—	8,556,626	—	8,556,626
U.S. Government Agencies	—	3,281,409	—	3,281,409
U.S. Government Mortgage Backed Agencies	—	1,299,672	—	1,299,672
Preferred Stocks	49,590	—	—	49,590
Money Market Funds	572,854	—	—	572,854
Total	$622,444	$35,131,455	$—	$35,753,899

19

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Adviser with respect to the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2018, the Adviser earned fees of $150,509, from the Fund. At September 30, 2018, the Adviser was owed $7,478 from the Fund.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business, do not exceed 0.80% of the Fund’s average daily net assets through January 31, 2019.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2018,

20

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $104,070 from the Fund no later than September 30, 2021.

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2018, the Administrator earned fees of $31,692 for administration services, $22,227 for fund accounting services, and $14,250 for transfer agent services. At September 30, 2018, the Fund owed the Administrator $6,176 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit Committee each receives annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

21

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases
U.S. Government Obligations	$3,204,432
Other	4,546,132
Sales
U.S. Government Obligations	$7,567,879
Other	3,434,065

NOTE 6. FEDERAL TAX INFORMATION

As of September 30, 2018, the net unrealized depreciation of investments for tax purposes was as follows:

Gross unrealized appreciation	$89,896
Gross unrealized depreciation	(1,023,898)
Net unrealized depreciation on investments	$(934,002)

At September 30, 2018, the aggregate cost of securities for federal income tax purposes was $36,687,901 for the Fund.

The tax characterization of distributions for the fiscal years ended September 30, 2018 and 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary Income*	$762,749	$764,193
Total Distributions	$762,749	$764,193

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

22

FCI BOND FUND
NOTES TO THE FINANCIAL STATEMENTS – (continued)

September 30, 2018

NOTE 6. FEDERAL TAX INFORMATION – continued

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$38,607
Accumulated capital and other losses	(252,208)
Net unrealized depreciation	(934,002)
Total accumulated earnings	$(1,147,603)

As of September 30, 2018, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $88,402 and $163,806, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since September 30, 2018, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of FCI Bond Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FCI Bond Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2018

24

SUMMARY OF FUND EXPENSES – (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2018 to September 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,000.20	$4.02	0.80%
Hypothetical **	$1,000.00	$1,021.06	$4.05	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

25

TRUSTEES AND OFFICERS – (UNAUDITED)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Executive Vice President (EVP), NRS (2003 – present); GTC, EVP (2008 – present); EVP, Savings Banks Retirement Association (2003 – present), provider of qualified retirement benefit plans; and EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

26

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

27

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

28

TRUSTEES AND OFFICERS (UNAUDITED) – (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

29

OTHER INFORMATION – (UNAUDITED)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 627-8504 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Financial Counselors, Inc.

5901 College Boulevard, Suite 110

Overland Park, Kansas 66211

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

30

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

IRON FUNDS

ANNUAL REPORT

September 30, 2018

IRON Strategic Income Fund

Institutional Class	IFUNX
Investor Class	IRNIX

IRON Equity Premium Income Fund

Institutional Class	CALLX
Investor Class	CALIX

(877) 322-0575

WWW.IRONFUNDS.COM

IRON Funds

Management Discussion of Fund Performance (Unaudited)

Markets

On September 26, 2018, the Federal open market committee (FOMC) voted to raise rates for the eighth time since 2015 to a target range of 2.0% to 2.5%. Expectations are for maybe one more rate high in 2018 and 2 to 3 rate hikes in 2019. The Fed also continues to allow securities to roll off of its balance sheet monthly. October will mark the move up to $50 Billion in Treasuries and mortgage-backed securities per month.

The Congressional Budget Office (CBO) stated the federal budget deficit increased to $895 Billion through the fiscal year ending September 30, 2018. This is over $200 billion higher than the same time a year ago. The CBO also estimates for the fiscal year 2019 the budget deficit could reach $1 Trillion. The combination of rising budget deficits and the normalization of the Fed’s balance sheet leads us to believe buying fixed coupon bonds longer than three years may open investors up to potential interest rate risks.

The Iron Strategic Income Fund

The Iron Strategic Income Fund’s (“Fund”) Institutional Class shares returned -0.13% for the fiscal year ended September 30, 2018, compared to its benchmark, the Credit Suisse Hedge Fund Index (“Benchmark”) return of 3.49%. During the same period, the Investor Class shares returned -0.42%. The Fund’s varying level of exposure to below investment grade fixed income was the main contributor to the Fund’s performance for the year. Strategically reducing exposure through selling holdings and moving to cash-equivalent products reduced our upside return capture during some periods when the market produced a positive return. As a result we underperformed in those periods. Our goal is to manage the Fund to produce the best possible risk-adjusted return over long-term market cycles.

Since inception, a key contributor to the Fund’s performance has been our ability to significantly limit volatility and drawdown while still producing attractive returns (drawdown can be described as the largest percentage decline from peak to trough). For example, by strategically adjusting our exposure to the market, we have been able to limit the Fund’s largest drawdown, which occurred in 2008, to 12.75% vs 19.68% for the Benchmark. While we believe that an absolute return focused fixed income strategy provides investors with better risk-adjusted returns over time, we understand this opportunity does not come without cost. Investing in an absolute return strategy can result in underperformance during a bull market.

Reducing credit exposure has been an important tool for the Fund since its inception. To manage the Fund’s risk/return profile, we strategically adjust credit exposure by selectively selling current holdings. We have found this method to be more effective in achieving our targets than implementing short positions. The use

IRON Funds

Management Discussion of Fund Performance (Unaudited) (continued)

of short positions in North American High Yield Swaps, Bonds or ETFs may lead to an inconsistent return stream. Selling existing holdings and investing in yield-bearing cash-equivalent products, has proven to be cost-effective and expedient. While holding cash equivalent positions did detract from the Fund’s total return for the year, they accomplished their primary purpose of effectively reducing credit risk.

The Iron Equity Premium Income Fund

The Iron Equity Premium Income Fund’s (“Fund”) Institutional Class shares returned 9.33% for the fiscal year ended September 30, 2018, compared to its benchmark, the CBOE S&P 500 BuyWrite Index (BXM), return of 9.76%. During the same period, the Investor Class shares returned 8.88%. The Fund slightly underperformed its benchmark by 0.43% because of the manager’s disciplined risk management decisions to cover option positions when the market rallies. Since the Fund’s inception, 18 out of 48 (37.5%) total written options were in the money at the time of roll and the maximum moneyness was 3.99%. Moneyness is a description of a derivative relating its strike price to the price of its underlying asset. Moneyness describes the intrinsic value of an option in its current state. The term moneyness is most commonly used with put and call options and is an indicator as to whether the option would make money were it exercised immediately. Moneyness can be measured in respect to the underlying stock or other asset’s current/spot price or its future price.

This compares to our benchmark which at the time of roll 27 out of 36 (75%) options were in the money and the maximum moneyness was 7.05%. Over the last fiscal year, the ability to actively manage and adjust our option positions has permitted us to write 17 options vs. the BXM’s 12 options written. Moreover, only 8 (47%) of our options positions ended in the money as opposed to the BXM, which rolled 9 (75%) options in the money. We believe the ability to actively manage the Fund’s options positions will allow the Fund to capture a greater percentage of the upside return of the S&P 500 versus the static management of the BXM over time.

During the Fund fiscal year, volatility was relatively low. However, it did surface in the stock market sporadically with spikes that lasted a few days to a week. The call option premiums did move higher during such volatility events, particularly during the January and February months. The Fund actively participated in writing options throughout the year and more so during volatility spikes.

On the other hand, at-the-money call options modeled in the benchmark index experienced a tougher environment for capturing option premiums on a more regular basis. Out of twelve monthly index call options, only two options expired out-of-the-money while the remaining ten options expired in-the-money. Incidentally, the two options that expired out-of-the-money had relatively much higher premium,

IRON Funds

Management Discussion of Fund Performance (Unaudited) (continued)

thus offsetting negative premium from the ten options that expired in-the-money. As a result, the Index performance was slightly better than that of the Fund, net of management fee, during the fiscal year.

Conclusion

As the Iron Strategic Income Fund turns 12 and the Iron Equity Premium Income Fund turns 3, it seems the one constant is ever-changing markets. We continue to monitor the marketplace for risk and opportunity to provide consistent value.

Thank you for your business.

We appreciate the opportunity to serve your investment needs.

Iron Financial LLC

IRON Funds

Performance Results – (Unaudited)

Average Annual Total Returns (a) as of September 30, 2018
	One Year	Five Year	Ten Year	Since Inception (10/11/06)	Since Inception (2/2/09)
IRON Strategic Income Fund
Institutional Class	-0.13%	1.46%	5.71%	5.13%	N/A
Investor Class	-0.42%	1.12%	N/A	N/A	5.59%
Credit Suisse Hedge Fund Index (b)	3.49%	3.39%	4.43%	4.29%	5.64%

				Expense Ratios (c)
				Institutional Class	Investor Class
				1.44%	1.79%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Strategic Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(b)

The Credit Suisse Hedge Fund Index (the “Index”) is an asset-weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The Index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. In addition, the “Since Inception” return for the Credit Suisse Hedge Fund Index is as of January 31, 2009 for the Investor Class. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.49% for each share class, are from the Fund’s prospectus dated January 28, 2018, as amended August 24, 2018. Additional information pertaining to the Fund’s expense ratios as of September 30, 2018 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-877-322-0575.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

IRON Funds

Performance Results – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on September 30, 2008 for the Institutional Class and held through September 30, 2018. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses. Individuals cannot invest directly in an index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-322-0575. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON Funds

Performance Results – (Unaudited) (continued)

Average Annual Total Returns (a) as of September 30, 2018
	One Year	Since Inception (10/30/15)
IRON Equity Premium Income Fund
Institutional Class	9.33%	9.29%
Investor Class	8.88%	8.91%
CBOE S&P 500 BuyWrite Index (b)	9.76%	9.00%

	Expense Ratios (c)
	Institutional Class	Investor Class
Gross	5.09%	5.44%
With Applicable Waivers	1.09%	1.44%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on IRON Equity Premium Income Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “Buy-Write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks. An individual cannot invest directly in the Index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios, which include acquired fund fees and expenses of 0.09% for each share class, are from the Fund’s prospectus dated January 28, 2018. The Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service

IRON Funds

Performance Results – (Unaudited) (continued)

providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of the Fund’s average daily net assets through January 31, 2019. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund’s expense ratios as of September 30, 2018 can be found in the financial highlights, which do not include acquired fund fees and expenses.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-877-322-0575.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

IRON Funds

Performance Results – (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on October 30, 2015 for the Institutional Class (commencement of operations) and held through September 30, 2018. The performance of the Investor class will be less than the line shown for the Institutional class based on the differences in the fees paid by shareholders investing in the different classes. The “Since Inception” return for the CBOE S&P 500 BuyWrite Index is as of October 30, 2015 for the Institutional Class. The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. A “Buy-Write” strategy generally is considered to be an investment strategy in which an investor buys a stock or a basket of stocks, and also writes covered call options that correspond to the stock or basket of stocks. Individuals cannot invest directly in an index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-877-322-0575. The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA/SIPC.

IRON Funds

Fund Holdings – (Unaudited)

IRON Strategic Income Fund Holdings as of September 30, 20181

[1]	As a percent of net assets.

The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

IRON Equity Premium Income Fund Holdings as of September 30, 20181

[1]	As a percent of net assets.

The investment objective of the IRON Equity Premium Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index.

IRON Funds

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available at the SEC’s website at www.sec.gov.

IRON STRATEGIC INCOME FUND

Schedule of Investments	September 30, 2018

Corporate Bonds – 60.91%	Principal Amount	Fair Value
Consumer Discretionary – 16.69%
Cable One, Inc., 5.75%, 6/15/2022 (a)	$500,000	$510,625
GameStop Corporation, 6.75%, 3/15/2021 (a)	500,000	513,250
Hertz Corporation, 7.63%, 6/1/2022 (a)	500,000	495,000
Lee Enterprises, Inc., 9.50%, 3/15/2022 (a)	500,000	521,250
Meritage Homes Corporation, 7.15%, 4/15/2020	500,000	524,915
Meritage Homes Corporation, 5.13%, 6/6/2027	500,000	462,500
MGM Resorts International, 6.63%, 12/15/2021	500,000	531,250
Netflix, Inc., 4.88%, 4/15/2028 (a)	500,000	470,625
Netflix, Inc., 5.50%, 2/15/2022	500,000	518,125
New Home Company, Inc. (The), 7.25%, 4/1/2022	500,000	512,500
Nexstar Broadcasting, Inc., 6.13%, 2/15/2022 (a)	500,000	510,625
QVC, Inc., 5.13%, 7/2/2022	500,000	506,955
Service Corporation International, 5.38%, 5/15/2024	500,000	510,095
Sinclair Television Group, Inc., 5.38%, 4/1/2021	500,000	501,250
Sinclair Television Group, Inc., 5.63%, 8/1/2024 (a)	500,000	490,625
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	494,315
Sirius XM Radio, Inc., 6.00%, 7/15/2024 (a)	500,000	519,375
Six Flags Entertainment Corporation, 5.50%, 4/15/2027 (a)	500,000	496,250
Taylor Morrison Communities, Inc., 5.25%, 4/15/2021 (a)	500,000	503,750
TRI Pointe Group, Inc., 4.88%, 7/1/2021	500,000	501,250
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	498,125
United Continental Holdings, Inc., 6.00%, 12/1/2020	500,000	523,750
William Lyon Homes, Inc., 5.88%, 1/31/2025	500,000	466,875
YUM! Brands, Inc., 3.75%, 11/1/2021	500,000	495,000
		12,078,280
Consumer Staples – 1.99%
Pilgrim's Pride Corporation, 5.88%, 9/30/2027 (a)	500,000	475,000
Vector Group Ltd., 6.13%, 2/1/2025 (a)	500,000	465,000
YUM! Brands, Inc., 5.00%, 6/1/2024 (a)	500,000	497,190
		1,437,190
Energy – 7.60%
CONSOL Energy, Inc., 5.88%, 4/15/2022	1,000,000	1,002,800

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2018

Corporate Bonds (continued)	Principal Amount	Fair Value
Energy (continued)
Gulfport Energy Corporation, 6.00%, 10/15/2024	$500,000	$490,000
Laredo Petroleum, Inc., 5.63%, 1/15/2022	500,000	498,750
Murphy Oil Corporation, 4.45%, 12/1/2022 (b)	500,000	497,484
Oasis Petroleum, Inc., 6.88%, 3/15/2022	500,000	509,365
PBF Logistics LP, 6.88%, 5/15/2023	500,000	513,125
Range Resources Corporation, 4.88%, 5/15/2025	500,000	475,625
Range Resources Corporation, 5.00%, 8/15/2022	500,000	496,875
Southwest Energy Company, 6.20%, 1/23/2025 (b)	500,000	498,125
WPX Energy, Inc., 6.00%, 1/15/2022	500,000	520,625
		5,502,774
Financials – 4.89%
ESH Hospitality, Inc., 5.25%, 5/1/2025 (a)	500,000	485,000
Fly Leasing Ltd., 6.38%, 10/15/2021 (c)	500,000	516,250
Iron Mountain, Inc., 4.38%, 6/1/2021 (a)	500,000	502,500
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	500,000	488,750
Realogy Group LLC, 5.25%, 12/1/2021 (a)	500,000	503,125
Synovus Financial Corporation, 5.75%, 12/15/2025	1,000,000	1,034,800
		3,530,425
Health Care – 3.42%
Owens & Minor, Inc., 3.88%, 9/15/2021	500,000	471,563
Select Medical Corporation, 6.38%, 6/1/2021	500,000	507,500
Teleflex, Inc., 4.63%, 11/15/2027	500,000	476,875
TransDigm, Inc., 6.00%, 7/15/2022	500,000	509,375
Wellcare Health Plans, 5.25%, 4/1/2025	500,000	509,375
		2,474,688
Industrials – 7.40%
H&E Equipment Services, Inc., 5.63%, 9/1/2025	500,000	500,000
Meritor, Inc., 6.25%, 2/15/2024	500,000	511,875
Symantec Corporation, 4.20%, 9/15/2020	500,000	505,599
Terex Corporation, 5.63%, 2/1/2025 (a)	500,000	497,500
Trimas Corporation, 4.88%, 10/15/2025 (a)	500,000	479,687
Tronox Finance plc, 5.75%, 10/1/2025 (a)(c)	500,000	463,750
Tutor Perini Corporation, 6.88%, 5/1/2025 (a)	500,000	515,000
United States Cellular Corporation, 6.70%, 12/15/2033	500,000	510,000

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2018

Corporate Bonds (continued)	Principal Amount	Fair Value
Industrials (continued)
Wabash National Corporation, 5.50%, 10/1/2025 (a)	$500,000	$478,750
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	506,875
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	375,000	388,594
		5,357,630
Information Technology – 4.25%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	529,062
NCR Corporation, 6.38%, 12/15/2023	500,000	510,625
Nuance Communications, Inc., 5.63%, 12/15/2026	500,000	503,720
Symantec Corporation, 5.00%, 4/15/2025 (a)	500,000	495,974
Unisys Corporation, 10.75%, 4/15/2022 (a)	500,000	564,375
ViaSat, Inc., 5.63%, 9/15/2025 (a)	500,000	475,150
		3,078,906
Materials – 4.93%
Century Aluminum Company, 7.50%, 6/1/2021 (a)	500,000	507,500
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	485,000
Louisiana-Pacific Corporation, 4.88%, 9/15/2024	500,000	500,000
Sealed Air Corporation, 6.50%, 12/1/2020 (a)	500,000	526,250
United States Steel Corporation, 6.88%, 8/15/2025	500,000	513,125
United States Steel Corporation, 7.38%, 4/1/2020	500,000	525,625
W.R. Grace & Company, 5.13%, 10/1/2021 (a)	500,000	513,750
		3,571,250
Real Estate – 1.34%
GEO Group, Inc. (The), 5.88%, 1/15/2022	500,000	505,000
GEO Group, Inc. (The), 6.00%, 4/15/2026	500,000	481,250
		986,250
Telecommunication Services – 8.40%
Century Communities, 6.88%, 5/15/2022	500,000	513,750
CenturyLink, Inc., 5.80%, 3/15/2022	500,000	511,250
CommScope, Inc., 5.00%, 6/15/2021 (a)	500,000	502,500
Hughes Satellite Systems Corporation, 7.63%, 6/15/2021	500,000	541,390

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2018

Corporate Bonds (continued)	Principal Amount	Fair Value
Telecommunication Services (continued)
Hughes Satellite Systems Corporation, 6.50%, 6/15/2019	$500,000	$510,938
Outfront Media Capital LLC, 5.25%, 2/15/2022	500,000	508,125
Signet UK Finance plc, 4.70%, 6/15/2024 (c)	500,000	474,291
Sprint Corporation, 7.25%, 9/15/2021	500,000	530,000
Sprint Corporation, 7.88%, 9/15/2023	500,000	540,625
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	499,062
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	464,375
VeriSign, Inc., 4.75%, 7/15/2027	500,000	489,225
		6,085,531
TOTAL CORPORATE BONDS (Cost $44,310,608)		44,102,924

Exchange-Traded Funds – 27.78%	Shares
Invesco Fundamental High Yield Corporate Bond ETF	9,749	180,649
iShares 0-5 Year High Yield Corporate Bond ETF (d)	214,392	10,093,575
Proshares Short High Yield	2,635	59,340
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	354,496	9,780,545
TOTAL EXCHANGE-TRADED FUNDS (Cost $20,064,245)		20,114,109

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND

Schedule of Investments (continued)	September 30, 2018

Money Market Funds – 15.43% (e)	Shares	Fair Value
Federated Treasury Obligations Fund – Institutional Shares, 2.00%	1,962,955	$1,962,955
Fidelity Investments Money Market Treasury Only – Class I, 1.92%	1,962,955	1,962,955
First American Treasury Obligations Fund – Class Z, 1.94% (f)	5,282,491	5,282,491
Wells Fargo Treasury Plus Money Market Fund – Class I, 1.94%	1,962,956	1,962,956
TOTAL MONEY MARKET FUNDS (Cost $11,171,357)		11,171,357
TOTAL INVESTMENTS – 104.12% (Cost $75,546,210)		75,388,390
Liabilities in Excess of Other Assets – (4.12)%		(2,980,092)
NET ASSETS — 100.00%		$72,408,298

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $15,815,410 as of September 30, 2018, representing 21.84% of net assets.

(b)	Step bond. Coupon rate is a fixed rate that increases to a higher coupon rate at a specified date. The rate shown is the current rate at September 30, 2018.

(c)	Foreign corporate bond denominated in U.S. dollars.

(d)	All or a portion of the security was on loan as of September 30, 2018. The total value of securities on loan as of September 30, 2018 was $3,255,912.

(e)	Rate disclosed is the seven day effective yield as of September 30, 2018.

(f)

All or a portion of this security purchased with cash proceeds from securities on loan and serves as collateral for those securities as of September 30, 2018. The total value of collateral held for securities on loan was $3,319,536.

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND

Schedule of Investments	September 30, 2018

Exchange-Traded Funds – 98.54%	Shares	Fair Value
SPDR S&P 500 ETF Trust (a)(b)	37,474	$10,894,441
TOTAL EXCHANGE-TRADED FUNDS (Cost $8,543,147)		10,894,441

Money Market Funds – 1.21%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio – Institutional Class, 1.92% (c)	134,154	134,154
TOTAL MONEY MARKET FUNDS (Cost $134,154)		134,154
TOTAL INVESTMENTS – 99.75% (Cost $8,677,301)		11,028,595
Other Assets in Excess of Liabilities – 0.25%		27,559
NET ASSETS – 100.00%		$11,056,154

(a)	All or a portion of the security is held as collateral for written options.

(b)	Represents more than 25% of net assets. See note 2 for more information.

(c)	Rate disclosed is the seven day effective yield as of September 30, 2018.

Schedule of Written Options	September 30, 2018

Written Call Options – (0.24)%	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
SPDR S&P 500 ETF Trust	(187)	$(5,436,464)	$293.00	October 19, 2018	$(26,180)
TOTAL WRITTEN CALL OPTIONS (Premiums Received $26,033)					$(26,180)

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Assets and Liabilities	September 30, 2018

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
Assets
Investments in securities at fair value (cost $75,546,210 and $8,677,301), including $3,255,912 and $0 securities on loan	$75,388,390	(a)	$11,028,595
Receivable for fund shares sold	37		5,000
Receivable for investments sold	141,949		—
Dividends and interest receivable	785,997		49,730
Receivable from Adviser	—		8,672
Prepaid expenses	19,875		22,726
Total Assets	76,336,248		11,114,723
Liabilities
Options written, at value (premiums received $0 and $26,033)	—		26,180
Payable for fund shares redeemed	391		—
Payable for investments purchased	516,875		—
Payable upon return of securities loaned	3,319,536		—
Payable to Adviser	38,768		—
Payable for 12b-1 fees, Investor Class	1,030		144
Payable for Administrative Services Plan fees, Investor Class	127		19
Payable to Administrator	12,917		8,089
Payable to trustees	3,000		3,000
Other accrued expenses	35,306		21,137
Total Liabilities	3,927,950		58,569
Net Assets	$72,408,298		$11,056,154

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Assets and Liabilities (continued)	September 30, 2018

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Net Assets consist of:
Paid-in capital	94,251,785	9,462,562
Accumulated earnings (deficit)	(21,843,487)	1,593,592
Net Assets	$72,408,298	$11,056,154
Net Assets: Institutional Class	$70,901,029	$10,818,768
Shares outstanding (unlimited number of shares authorized, no par value)	6,920,585	928,943
Net asset value and offering price per share (b)	$10.24	$11.65
Net Assets: Investor Class	$1,507,269	$237,386
Shares outstanding (unlimited number of shares authorized, no par value)	145,955	20,390
Net asset value and offering price per share (b)	$10.33	$11.64

(a)	Investments include securities purchased with cash proceeds from securities loaned.
(b)	The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Operations	For the year ended September 30, 2018

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Investment Income
Dividend income	$2,952,049	$180,671
Interest income	789,251	—
Income from securities loaned	93,583	—
Total investment income	3,834,883	180,671

Expenses
Adviser	893,564	87,124
Administration	86,314	35,833
Fund accounting	43,266	31,492
Registration	34,808	31,632
Transfer agent	31,889	28,833
Report printing	28,311	5,283
Audit and tax	23,700	19,200
Legal	17,236	16,769
Trustee	12,000	12,000
Custodian	10,424	3,600
Chief Compliance Officer	8,500	8,500
12b-1, Investor Class	8,754	494
Pricing	8,156	88
Insurance	6,198	3,254
Administrative Services Plan, Investor Class	3,502	197
Miscellaneous	27,130	20,185
Interest	—	24,782
Total expenses	1,243,752	329,266
Fees waived and expenses reimbursed by Adviser	—	(206,903)
Net expenses	1,243,752	122,363
Net investment income	2,591,131	58,308

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Operations (continued)	For the year ended September 30, 2018

	IRON Strategic Income Fund	IRON Equity Premium Income Fund
Net Realized and Change in Unrealized Gain (Loss) on Investments
Long term capital gain dividends from investment companies	$7,515	$—
Net realized gain (loss) on:
Investment securities	(214,539)	23,651
Swap contracts	(153,315)	—
Written options	—	(623,816)
Futures contracts	(3,132)	—
Change in unrealized appreciation (depreciation) on:
Investment securities	(2,470,577)	1,374,641
Swap contracts	(48,020)	—
Written options	—	2,641
Futures contracts	229	—
Net realized and change in unrealized gain (loss) on investment securities, swap contracts, written options and futures contracts	(2,881,839)	777,117
Net increase (decrease) in net assets resulting from operations	$(290,708)	$835,425

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,591,131	$3,822,892	$58,308	$58,275
Long term capital gain dividends from investment companies	7,515	2,318	—	—
Net realized gain (loss) on investment securities, swap contracts, written options and futures contracts	(370,986)	1,496,372	(600,165)	(78,952)
Change in unrealized appreciation (depreciation) on investment securities, swap contracts, written options and futures contracts	(2,518,368)	(932,373)	1,377,282	781,360
Net increase (decrease) in net assets resulting from operations	(290,708)	4,389,209	835,425	760,683

Distributions From Earnings:
Institutional Class	(2,426,918)	(3,685,788)	(57,340)	(57,904)
Investor Class	(78,486)	(188,364)	(968)	(371)
Distributions From Return of Capital:
Institutional Class	—	(135,652)	(443,122)	(210,729)
Investor Class	—	(8,026)	(9,234)	(3,214)
Total distributions	(2,505,404)	(4,017,830)	(510,664)	(272,218)

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets (continued)

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)
Capital Transactions – Institutional Class
Proceeds from shares sold	$5,062,300	$24,437,406	$4,138,317	$3,037,066
Reinvestment of distributions	2,300,777	3,415,778	483,453	268,124
Amount paid for shares redeemed	(46,090,242)	(51,679,256)	(1,991,266)	(587,614)
Proceeds from redemption fees (b)	12	809	—	—
Total – Institutional Class	(38,727,153)	(23,825,263)	2,630,504	2,717,576
Capital Transactions – Investor Class
Proceeds from shares sold	162,792	1,597,762	111,299	131,224
Reinvestment of distributions	77,650	195,039	10,202	3,585
Amount paid for shares redeemed	(3,927,043)	(4,872,513)	(39,907)	(104,336)
Proceeds from redemption fees (b)	1	—	—	—
Total – Investor Class	(3,686,600)	(3,079,712)	81,594	30,473
Net increase (decrease) in net assets resulting from capital transactions	(42,413,753)	(26,904,975)	2,712,098	2,748,049
Total increase (decrease) in net assets	(45,209,865)	(26,533,596)	3,036,859	3,236,514
Net Assets
Beginning of period	$117,618,163	$144,151,759	$8,019,295	$4,782,781
End of period	$72,408,298	$117,618,163	$11,056,154	$8,019,295

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Statements of Changes in Net Assets (continued)

	IRON Strategic Income Fund		IRON Equity Premium Income Fund
	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017 (a)
Shares Transactions – Institutional Class
Shares sold	487,790	2,307,694	357,859	273,982
Shares issued in reinvestment of distributions	222,979	325,016	42,550	24,337
Shares redeemed	(4,429,973)	(4,882,164)	(172,299)	(54,524)
Total – Institutional Class	(3,719,204)	(2,249,454)	228,110	243,795
Shares Transactions – Investor Class
Shares sold	15,483	149,574	9,659	11,843
Shares issued in reinvestment of distributions	7,446	18,435	899	325
Shares redeemed	(377,214)	(456,968)	(3,458)	(9,797)
Total – Investor Class	(354,285)	(288,959)	7,100	2,371
Net increase (decrease) in shares outstanding	(4,073,489)	(2,538,413)	235,210	246,166

(a)

For the year ended September 30, 2017, all distributions from earnings were from net investment income. As of September 30, 2017, accumulated undistributed net investment income (loss) was $(61,381) for Iron Strategic Income Fund and $— for Iron Premium Equity Fund.

(b)	The Fund charges a 1% redemption fee on shares redeemed within 30 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 30 calendar days.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each year)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Selected Per Share Data:
Net asset value, beginning of year	$10.55	$10.53

Investment operations:
Net investment income (a)	0.31	0.32
Net realized and unrealized gain (loss)	(0.32)	0.03
Total from investment operations	(0.01)	0.35

Less distributions to shareholders:
From net investment income	(0.30)	(0.32)
From net capital gains	—	—
From return of capital	—	(0.01)
Total distributions	(0.30)	(0.33)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$10.24	$10.55

Total Return (c)	-0.13%	3.41%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$70,901	$112,300
Ratio of net expenses to average net assets (d)	1.35%	1.30%
Ratio of net investment income to average net assets (a) (d)	2.85%	2.93%
Portfolio turnover rate	600%	426%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights
(For a share outstanding during each year)

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$10.46	$11.45	$11.47

0.32	0.34	0.48
0.07	(0.76)	(0.01)
0.39	(0.42)	0.47

(0.32)	(0.30)	(0.49)
—	(0.27)	—
—	—	—
(0.32)	(0.57)	(0.49)

— (b)	— (b)	— (b)

$10.53	$10.46	$11.45

3.85%	-3.75%	4.14%

$135,780	$230,120	$378,785
1.28%	1.19%	1.15%
3.02%	2.98%	4.07%
673%	191%	45%

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each year)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017
Selected Per Share Data:
Net asset value, beginning of year	$10.63	$10.61

Investment operations:
Net investment income (a)	0.29	0.29
Net realized and unrealized gain (loss)	(0.34)	0.02
Total from investment operations	(0.05)	0.31

Less distributions to shareholders:
From net investment income	(0.25)	(0.28)
From net capital gains	—	—
From return of capital	—	(0.01)
Total distributions	(0.25)	(0.29)

Paid in capital from redemption fees	— (b)	—

Net asset value, end of year	$10.33	$10.63

Total Return (c)	-0.42%	3.01%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,507	$5,318
Ratio of net expenses to average net assets (d)	1.70%	1.65%
Ratio of net investment income to average net assets (a) (d)	2.45%	2.59%
Portfolio turnover rate	600%	426%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.

See accompanying notes which are an integral part of these financial statements.

IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights
(For a share outstanding during each year)

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$10.54	$11.53	$11.55

0.30	0.31	0.40
0.06	(0.77)	0.04
0.36	(0.46)	0.44

(0.29)	(0.26)	(0.46)
—	(0.27)	—
—	—	—
(0.29)	(0.53)	(0.46)

— (b)	— (b)	— (b)

$10.61	$10.54	$11.53

3.54%	-4.08%	3.77%

$8,372	$12,540	$24,328
1.63%	1.54%	1.50%
2.67%	2.61%	3.64%
673%	191%	45%

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND– Institutional Class

Financial Highlights
(For a share outstanding during each period)

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
Selected Per Share Data:
Net asset value, beginning of period	$11.23		$10.22

Investment operations:
Net investment income	0.12		0.11 (b)
Net realized and unrealized gain	0.90		1.37
Total from investment operations	1.02		1.48

Less distributions to shareholders:
From net investment income	(0.12)		(0.06)
From return of capital	(0.48)		(0.41)
Total distributions	(0.60)		(0.47)

Paid in capital from redemption fees	—		—

Net asset value, end of period	$11.65		$11.23

Total Return (d)	9.33%		14.67%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,819		$7,870
Ratio of net expenses to average net assets (f)	1.26	%(g)	1.00%
Ratio of expenses to average net assets before waiver/reimbursement (f)	3.40%		5.00%
Ratio of net investment income to average net assets (f)	0.61%		1.03%
Portfolio turnover rate	12%		6%

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share amount calculated using average shares method.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(g)	Excluding interest expense, the ratio of net expenses to average net assets was 1.00% for the fiscal year ended September 30, 2018.
(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND– Institutional Class

Financial Highlights
(For a share outstanding during each period)

For the Period Ended September 30, 2016 (a)

$10.00

0.12
0.22
0.34

(0.12)
—
(0.12)

—	(c)

$10.22

3.41	%(e)

$4,671
1.00	%(h)
6.51	%(h)
1.36	%(h)
42	%(e)

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND– Investor Class

Financial Highlights
(For a share outstanding during each period)

	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017
Selected Per Share Data:
Net asset value, beginning of period	$11.23		$10.22

Investment operations:
Net investment income	0.08		0.09 (b)
Net realized and unrealized gain	0.89		1.36
Total from investment operations	0.97		1.45

Less distributions to shareholders:
From net investment income	(0.09)		(0.03)
From return of capital	(0.48)		(0.41)
Total distributions	(0.56)		(0.44)

Net asset value, end of period	$11.64		$11.23

Total Return (c)	8.88%		14.30%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$237		$149
Ratio of net expenses to average net assets (e)	1.61	%(f)	1.35%
Ratio of expenses to average net assets before waiver/reimbursement (e)	3.75%		5.35%
Ratio of net investment income to average net assets (e)	0.19%		0.86%
Portfolio turnover rate	12%		6%

(a)	For the period October 30, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share amount calculated using average shares method.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Excluding interest expense, the ratio of net expenses to average net assets was 1.35% for the fiscal year ended September 30, 2018.
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

IRON EQUITY PREMIUM INCOME FUND– Investor Class

Financial Highlights
(For a share outstanding during each period)

For the Period Ended September 30, 2016 (a)

$10.00

0.10
0.21
0.31

(0.09)
—
(0.09)

$10.22

3.12	%(d)

$112
1.35	%(g)
6.86	%(g)
1.15	%(g)
42	%(d)

See accompanying notes which are an integral part of these financial statements.

IRON Funds

Notes to the Financial Statements	September 30, 2018

NOTE 1. ORGANIZATION

The IRON Strategic Income Fund (“Strategic Income Fund”) and IRON Equity Premium Income Fund (“Equity Premium Income Fund”) (each a “Fund” and, collectively the “Funds”) are each a diversified series of the Unified Series Trust (the “Trust”). The Strategic Income Fund commenced operations on October 11, 2006 and the Equity Premium Income Fund commenced operations on October 30, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Funds is IRON Financial, LLC (the “Adviser”). The investment objective of the IRON Strategic Income Fund is to maximize total return. Total return is comprised of both income and capital appreciation. The investment objective of the IRON Equity Premium Income Fund seeks to provide superior risk-adjusted total returns relative to the CBOE S&P 500 BuyWrite Index.

Each Fund currently offers two classes of shares, Institutional Class and Investor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Investor Class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses not specifically allocated to a class are allocated to each class based on the net assets of that class in relation to the relative net assets of each Fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

statement and income tax purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Equity Premium Income Fund anticipates making quarterly distributions that in the aggregate will be approximate from 4% to 5% of the Equity Premium Income Fund’s net assets on an annual basis, although the actual amount may vary. The Equity Premium Income Fund expects that at times a substantial portion of these quarterly distributions will be in amounts in excess of net investment income and realized net short term capital gains, which would constitute a non-taxable return of capital. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund. For the fiscal year ended September 30, 2018, the Funds made the following reclassifications to increase (decrease) the components of net assets, which were due to capital distributions from underlying investments, short term dividend reclassifications, and swap mark to market adjustments:

Fund	Paid-In Capital	Accumulated Earnings (Deficit)
Strategic Income Fund	$(65,685)	$65,685

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Security loans – Under the terms of the securities lending agreement with U.S. Bank N.A., the Strategic Income Fund may make loans of its portfolio securities (in an amount up to 25% of Fund net assets) to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, loans will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. In accordance with current positions of the staff of the U.S. Securities and Exchange Commission, a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the fair value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in fair value; (5) the Fund may pay only reasonable fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned as deemed appropriate by the Adviser, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation). Loans must be continuously secured by collateral equal to not less than 102% of the market value, marked-to-market daily, of the securities loaned.

As of September 30, 2018, the Strategic Income Fund loaned securities having a fair value of $3,255,912 and received $3,319,536 of cash collateral for the loan from the following counterparties: BMO Capital Markets Corporation and Merrill Lynch Pierce Fenner Smith, Inc.. This cash was invested in money market funds.

Significant Ownership Concentration – At September 30, 2018, the Equity Premium Income Fund invested 98.54% of its net assets in the SPDR S&P 500 ETF (SPY). The financial statements of the SPDR S&P 500 ETF, including the portfolio of investments, are included in the SPDR S&P 500 ETF Trust annual report and can be found at www.us.spdrs.com and should be read in conjunction with the Equity Premium Income Fund’s financial statements.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including exchange-traded funds, that are traded on any stock exchange, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, each Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, may be priced at the ending net asset value (“NAV”) provided by the service agent of the mutual fund. These securities will be categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of night pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases the security will generally be categorized as a Level 2 security.

Privately negotiated investments, including total return swaps and credit default swaps, shall be valued from an independent third party pricing service. Where no price is available from an independent third party pricing service, the Adviser shall provide a fair value for each such investment, pursuant to a valuation model that has been approved by the Board. These securities will generally be categorized as Level 2 securities.

Debt securities, including corporate bonds, are valued by using the mean between the closing bid and asked prices provided by a pricing service. If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be classified as Level 1 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Funds might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds the Funds invest in default or otherwise cease to have market quotations readily available.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018:

Strategic Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$44,102,924	$—	$44,102,924
Exchange-Traded Funds	20,114,109	—	—	20,114,109
Money Market Funds	11,171,357	—	—	11,171,357
Total	$31,285,466	$44,102,924	$—	$75,388,390

Equity Premium Income Fund	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$10,894,441	$—	$—	$10,894,441
Money Market Funds	134,154	—	—	134,154
Total	$11,028,595	$—	$—	$11,028,595

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(26,180)	$—	$—	$(26,180)
Total	$(26,180)	$—	$—	$(26,180)

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk or ensuring that each Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Funds’ securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in its portfolio, or creating alternative exposure to debt securities. The Funds may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Swap Agreements – The Strategic Income Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. Bilateral swap contracts are agreements in which the Strategic Income Fund and a counterparty agree to exchange periodic payments on a specific notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the over-the-counter (“OTC”) market and payments are settled through direct payments between the Strategic Income Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These centrally cleared swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”), in which case all payments are settled with the CCP through the DCM.

A credit default swap involves a protection buyer and a protection seller. The Strategic Income Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer, or basket of securities. The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. The Strategic Income Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Strategic Income Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by designating liquid assets on the Strategic Income Fund’s books and records. Upon entering into a credit default swap, the Strategic Income Fund is required to satisfy an initial margin requirement by delivering cash or securities. Subsequent payments are made or received by the Strategic Income Fund each day to settle daily fluctuations in the value of the contract (“variation margin”); which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. Periodic payments paid or received are recorded in realized gain/loss. Any premium paid or received by the Strategic Income Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Payments made or received as a result of a credit event or termination of the contract, are recognized, net of a proportional amount of the upfront payment, as realized gains/losses. In addition to bearing the risk that the credit event will occur as a protection seller, the Strategic Income Fund could be

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS – continued

exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform.

In a credit default swap, the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. If physically settled, this value is obtained by delivering a debt security of the reference issuer to one party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). If cash settled, the two payment streams are netted out with the Strategic Income Fund receiving or paying only the net amount of the two payments. The Strategic Income Fund is usually a buyer of credit default swaps. When a credit event occurs as defined under the terms of the credit default swap contract, the Strategic Income Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The maximum potential amount of future payments that the Strategic Income Fund as a buyer of protection may receive if a credit event occurs is an amount equal to the notional amount of the contract. As of September 30, 2018, there were no outstanding credit default swap contracts held by the Strategic Income Fund.

Many of the markets in which the Strategic Income Fund effects its derivative transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Strategic Income Fund invests in derivative, over-the-counter transactions, it is assuming a credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Strategic Income Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Strategic Income Fund to suffer a loss. In the event of the default

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS – continued

or bankruptcy of a swap contract counterparty, the Strategic Income Fund will have contractual remedies pursuant to the swap contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.

With centrally cleared swaps, there is minimal counterparty credit risk to the Strategic Income Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.

A total return swap involves a total return receiver and a total return payor. The Strategic Income Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

To mitigate counterparty risk on swap agreements, the Strategic Income Fund may require the counterparty to post collateral to the Strategic Income Fund’s custodian to cover the Strategic Income Fund’s exposure. This collateral is generally in cash and is invested in a money market fund. A counterparty may also require the Strategic Income Fund to post collateral to a segregated account at the Fund’s custodian.

Futures Contracts – The Strategic Income Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Strategic Income Fund may enter into

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS – continued

futures contracts, including, but not limited to, interest rate, commodity and index futures. The Strategic Income Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Strategic Income Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Strategic Income Fund. The Strategic Income Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Strategic Income Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Strategic Income Fund than purchasing the futures contract.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities. The change in unrealized net appreciation/(depreciation) is reported on the Statements of Operations. When a contract is closed, a realized gain or loss is reported on the Statements of Operations, equal to the difference between the opening and closing value of the contract.

Written Options Contracts – The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS – continued

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2018, and the effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2018.

		Location of Derivatives on	Fair Value
Fund	Derivative – Primary Risk Exposure	Statements of Assets and Liabilities	Asset Derivatives	Liability Derivatives
Equity Premium Income Fund	Written option contracts - Equity Price Risk	Options written, at value	$—	$26,180

Fund	Derivative - Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Futures Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts
Strategic Income Fund	Futures contracts - Interest Rate Risk	Net realized and unrealized gain (loss) on futures contracts	(123)	130	$(3,132)	$229

Fund	Derivative – Primary Risk Exposure	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Strategic Income Fund	Swap contracts - Credit Risk	Net realized and unrealized gain (loss) on swap contracts	$(153,315)	$(48,020)
Equity Premium Income Fund	Written option contracts - Equity Price Risk	Net realized and unrealized gain (loss) on written options	(623,816)	2,641

The following summarizes the average ending monthly market value of derivatives outstanding during the fiscal year ended September 30, 2018:

Fund	Derivative	Average Market Value
Strategic Income Fund	Futures contracts	$(129,119)
Equity Premium Income Fund	Written option contracts	(54,692)

The average ending monthly notional value of swap agreements outstanding during the fiscal year ended September 30, 2018, for Strategic Income Fund was $2,525,234.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2018:

					Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
Strategic Income Fund
Securities Loaned	$—	$(3,319,536)	$—	$(3,319,536)	$3,319,536	$—	$—
Equity Premium Income Fund
Written Call Options	$—	$(26,180)	$—	$(26,180)	$26,180	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage its cash collateral and securities collateral on a counterparty basis. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of the Strategic Income Fund’s average daily net assets and 0.90% of the Equity Premium Income Fund’s average daily net assets. Prior to September 1, 2018, the Strategic Income Fund paid the Adviser a fee at an annual rate of 1.00% of its average daily net assets. For the fiscal year ended September 30, 2018, the Adviser earned fees, before the waiver described below, of $893,564 and $87,124 from the Strategic Income Fund and Equity Premium Income Fund, respectively.

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

With respect to the Equity Premium Income Fund, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.00% of the Fund’s average daily net assets through January 31, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Equity Premium Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2018, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements in the amount of $600,942 from the Fund no later than September 30, 2021.

Ultimus Fund Solutions, LLC (“Administrator”), provides the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2018, fees for administration, transfer agent, fund accounting services, and the amounts due to the Administrator at September 30, 2018 were as follows:

	Strategic Income Fund	Equity Premium Income Fund
Administration	$86,314	$35,833
Fund accounting	43,266	31,492
Transfer agent	31,889	28,833
Payable to Administrator	12,917	8,089

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Notes to the Financial Statements (continued)	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and all of the Trustees are “Independent Trustees,” which means that they are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit Committee each receives annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Funds’ shares. The Distributor operates as a wholly owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

The Trust, with respect to each Fund, has adopted a Distribution Plan (the “Plan”) for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Funds, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Funds or Adviser may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. For the fiscal year ended September 30, 2018, the 12b-1 expense incurred by the Strategic Income Fund

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Investor Class was $8,754. The Strategic Income Fund owed $1,030 for 12b-1 fees as of September 30, 2018. For the fiscal year ended September 30, 2018, the 12b-1 expense incurred by the Equity Premium Income Fund Investor Class was $494. The Equity Premium Income Fund owed $144 for 12b-1 fees as of September 30, 2018.

The Trust, with respect to each Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which each Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to the Adviser to compensate financial intermediaries who provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund, the Fund’s distributor or the Adviser. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record holder and nominee of all Investor Class shares beneficially owned by the customers; (e) providing sub-accounting with respect to Investor Class shares of the Funds beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Funds based on established target levels for the customer’s demand deposit accounts; and (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions; and (m) furnishing monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the fiscal year ended September 30, 2018, the

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Strategic Income Fund Investor Class incurred $3,502 in Administrative Services Plan fees. At September 30, 2018, the Strategic Income Fund owed the Adviser $127 for Administrative Services Plan Fees. For the fiscal year ended September 30, 2018, the Equity Premium Income Fund Investor Class incurred $197 in Administrative Services Plan fees. At September 30, 2018, the Equity Premium Income Fund owed the Adviser $19 for Administrative Services Plan fees.

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2018, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Strategic Income Fund	Equity Premium Income Fund
U.S. Government Obligations	$3,486,015	$—
Other	382,483,768	2,665,273
Sales
U.S. Government Obligations	$4,356,458	$—
Other	419,486,376	1,133,114

NOTE 7. FEDERAL TAX INFORMATION

As of September 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Fund	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)	Tax Cost
Strategic Income Fund	$90,330	$(303,795)	$(213,465)	$75,601,855
Equity Premium Fund	2,344,075	(147)	2,343,928	8,658,487

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax characterization of distributions paid for the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

2018

	Distributions Paid From
Fund	Ordinary Income*	Return of Capital	Total Distributions
Strategic Income Fund	$2,505,404	$—	$2,505,404
Equity Premium Fund	58,308	452,356	510,664

2017

	Distributions Paid From
Fund	Ordinary Income*	Return of Capital	Total Distributions
Strategic Income Fund	$3,874,152	$143,678	$4,017,830
Equity Premium Fund	58,275	213,943	272,218

*	Short term capital gain distrubutions are treated as ordinary income for tax purposes.

As of September 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation	Total
Strategic Income Fund	$65,371	$(21,695,393)	$(213,465)	$(21,843,487)
Equity Premium Fund	—	(750,336)	2,343,928	1,593,592

As of September 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) was primarily attributable to wash sales and the tax treatment of swaps.

As of September 30, 2018, the Strategic Income Fund and Equity Premium Income Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $10,785,795 and $750,336, respectively. The Strategic Income Fund had long-term capital loss carry forwards available to offset future gains and not subject to expiration of $10,909,598.

IRON Funds

Notes to the Financial Statements (continued)	September 30, 2018

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions from September 30, 2018, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no subsequent events to report that would have a material impact in the Fund’s financial statements.

IRON Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IRON Funds and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IRON Strategic Income Fund and IRON Equity Premium Income Fund (the “Funds”), each a series of Unified Series Trust, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended for IRON Strategic Income Fund and each of the three periods in the period then ended for IRON Equity Premium Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties

IRON Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2018

IRON Funds

Summary of Fund Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at April 1, 2018 and held through September 30, 2018.

Actual Expenses

The first line of each table below for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table for each class provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IRON Funds

Summary of Fund Expenses – (Unaudited) (continued)

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period(1)	Annualized Expense Ratio
IRON Strategic Income Fund
Institutional Class	Actual	$1,000.00	$1,007.40	$6.75	1.34%
	Hypothetical(2)	$1,000.00	$1,018.34	$6.79	1.34%
Investor Class	Actual	$1,000.00	$1,007.30	$8.48	1.69%
	Hypothetical(2)	$1,000.00	$1,016.62	$8.52	1.69%

IRON Equity Premium Income Fund
Institutional Class	Actual	$1,000.00	$1,074.40	$7.61	1.46%
	Hypothetical(2)	$1,000.00	$1,017.73	$7.40	1.46%
Investor Class	Actual	$1,000.00	$1,072.60	$9.39	1.81%
	Hypothetical(2)	$1,000.00	$1,016.01	$9.13	1.81%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Hypothetical assumes 5% annual return before expenses.

IRON Funds

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended September 30, 2018, the IRON Strategic Income Fund and IRON Equity Premium Income Fund designates 0.00% and 100.00%, respectively, of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended September 30, 2018, the IRON Strategic Income Fund and IRON Equity Premium Income Fund designates 0.13% and 100.00%, respectively, of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

IRON Funds

Trustees And Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Executive Vice President (EVP), NRS (2003 – present); GTC, EVP (2008 – present); EVP, Savings Banks Retirement Association (2003 – present), provider of qualified retirement benefit plans; and EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Lift Up Africa (2008-2018).

IRON Funds

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

IRON Funds

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

IRON Funds

Trustees And Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

IRON Funds

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 550-1071 to request a copy of the SAI or to make shareholder inquiries.

Management Agreement Renewal (Unaudited)

The Iron Equity Premium Income Fund (the “Equity Premium Fund”) and the Iron Strategic Income Fund (the “Strategic Income Fund”) (together, the “Funds” and each, a “Fund”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Funds and, as required by law, has considered the approval of the continuance of the Funds’ management agreements with the Funds’ investment adviser, Iron Financial, LLC (“Iron”).

The Board, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreements.

The Committee convened on May 8, 2018 via teleconference to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreements between the Trust and Iron. At the Trustees’ quarterly meeting held in May 2018, the Committee and the Board interviewed certain executives of Iron, including Iron’s Managing Director and Chief Compliance Officer, its Chief Investment Officer and Portfolio Manager, its Director, Portfolio Management and Trading, and its Managing Director, Director of Finance. The Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Iron (the “Independent Trustees”), approved the continuance of the management agreements between the Trust and Iron for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreements was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Iron provides to the Funds, which included, but were not limited to, providing a continuous investment program for the Funds, adhering to the Funds’ investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Funds. The

IRON Funds

Management Agreement Renewal (Unaudited) (continued)

Trustees considered the qualifications and experience of Iron’s portfolio managers who are responsible for the day-to-day management of the Funds’ portfolios, as well as the qualifications and experience of the other individuals at Iron who provide services to the Funds. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Iron to the Funds.

(ii)

Fund Performance. The Trustees next reviewed and discussed the Funds’ performance for periods ended March 31, 2018. The Trustees observed that the Strategic Income Fund had underperformed its benchmark, the Credit Suisse Hedge Fund Index, for the one-, three-, and five-year periods, but outperformed its benchmark for the 10-year period. The Trustees noted that the Strategic Income Fund had underperformed the average return of its Morningstar Non-Traditional Bond Category over the one- and three-year periods, but outperformed for the five- and ten-year periods. The Trustees considered Iron’s explanation that the Strategic Income Fund’s recent underperformance was due in part to losses on certain option transactions and that the portfolio had moved to a majority cash position. The Trustees noted that the Equity Premium Fund had outperformed its benchmark, the CBOE S&P 500 BuyWrite Index, for the one-year period but underperformed for the year-to-date period. The Trustees considered Iron’s explanation that due to the “snapback rally” in February, Iron had to cover an option at a loss. They also noted that the Equity Premium Fund outperformed the average return of its Morningstar Option Writing Category for both periods.

(iii)

Fee Rate and Profitability. The Trustees noted that the Strategic Income Fund’s gross management fee is above the median and the average for funds of comparable size in its Morningstar Non-Traditional Bond Category, and that net expenses were above both the median and average. The Trustees observed that the Equity Premium Fund’s gross management fee is slightly above the median and slightly below the average for funds of comparable size in its Morningstar Option Writing Category, and that its net expenses were below the median and average because the Adviser is waiving fees and reimbursing expenses. The Trustees also considered the profitability analyses prepared by Iron for management of the Funds, which showed that Iron is not earning a profit from managing the Equity Premium Fund and is earning a profit from managing the Strategic Income Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisors to mutual funds.

IRON Funds

Management Agreement Renewal (Unaudited) (continued)

The Trustees also considered information provided by Iron regarding the management fee it charges for managing separate accounts using the same strategy it uses to manage the Equity Premium Fund. The Trustees noted that the management fee for separate accounts is lower than the Fund’s gross management fee. In considering this difference in fees, the Trustees discussed the differences in services provided by Iron to the Fund versus those provided to separate accounts, including the increased reporting and other obligations imposed on Iron in providing services to the Fund and reporting to the Board, compared to the lower level of services required for separate accounts.

The Trustees recalled their review of the Funds’ 12b-1 Plans at this meeting and Administrative Services Plans at its February meeting and considered other potential benefits that Iron may receive in connection with its management of the Funds. The Trustees noted Iron’s representation that it does not enter into soft dollar arrangements on behalf of the Funds. After considering the above information, the Trustees concluded that the current advisory fees for the Funds represent reasonable compensation in light of the nature and quality of Iron’s services to the Funds, the fees paid by competitive mutual funds, and the profitability of Iron’s services to the Funds.

(iv)

Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Iron will realize economies of scale as the Funds grow larger. The Trustees determined that, in light of the size of the Funds and Iron’s level of profitability in managing the Funds, it does not appear that Iron is realizing benefits from economies of scale in managing the Funds to such an extent that the management fee for the Funds should be reduced or that breakpoints in the advisory fee should be implemented at this time.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (877) 322-0575; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

IRON Financial, LLC

630 Dundee Road

Suite 200

Northbrook, IL 60062

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN (Strategic Income Fund)

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

CUSTODIAN (Equity Premium Income Fund)

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC, Member FINRA/SIPC

www.ironfunds.com

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IRON Funds

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collects. The Funds collect the following nonpublic personal information about you:

●	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Spouting Rock/Convex
Global Dynamic Risk Fund

Annual Report

September 30, 2018

Fund Adviser:

Spouting Rock Fund Management
925 W. Lancaster Avenue, Suite 250
Bryn Mawr, PA 19010

Toll Free: (844) 834-6478

Management’s Discussion of Fund Performance
(Unaudited)

Global equity markets hit turbulence in 2018

Equity markets continued their low volatility surge in the fourth quarter (Q4) of 2017, with the S&P 500 posting a 6.6% return across the quarter and ending 2017 with a 21.8% annual gain. A lot of attention during the quarter was focused on whether or not Congress would be able to write and pass tax legislation before the end of the year. After much scrambling, both the House and Senate pulled off a massive effort at restructuring the U.S. tax code, and eventually got it to President Trump’s desk before the end of the year. Strong equity markets were not unique to the U.S. thanks to a cyclical upswing in economies across the world, particularly in developed markets. The MSCI EAFE Index (net) rose 4.2% in Q4, and ended the year with a 25.0% gain. Emerging markets lapped everyone else, with the MSCI EM Index (net) rising 7.4% in Q4 and 37.3% over the entire year.

The first month of 2018 saw equity markets race to new highs as 2017’s headwinds become tailwinds - including increased stimulus from tax cuts, possible wage growth and inflation, and rising interest rates that seemingly confirmed the growth trajectory. However, the equity market was significantly turbulent in February after an exceptional period of low volatility that saw equities rise for fifteen straight months. The first three months of 2018 saw twenty-three 1% daily absolute moves by the S&P 500, compared to just eight such days in all of 2017, giving you some perspective on how volatility jumped in the first quarter (Q1). CBOE’s volatility index, the VIX, spiked 177% to 37.32, even as the S&P 500 fell -8.5% over a five-day period. Equity markets fell into correction territory, with peak drawdowns larger than -10%, recovered and then fell again toward the end of the quarter. The S&P 500 index fell -0.80% over the quarter, wiping out the gains from January. Developed markets outside the U.S. underperformed, with the MSCI EAFE Index (net) falling -1.53% in Q1, while Emerging Markets outperformed, with the MSCI EM Index (net) rising 1.42%. The MSCI ACWI Index (net) fell -0.96% in Q1. Overseas returns were boosted by a falling dollar - the trade-weighted U.S. Dollar index against major currencies fell -1.38% over the quarter.

Q1 2018 was the first quarter since Q3 2008 when stocks and bonds fell, an occurrence that has happened only eight times over the past thirty years. Rising interest rates led to the Bloomberg Barclays U.S. Aggregate Bond Index falling -1.46% in Q1. The Bloomberg Barclays Global Aggregate Index outperformed thanks to a lower U.S. dollar, gaining 1.36% over the quarter.

The rise in volatility in the first quarter can be attributed to a surge in interest rates that saw the yield on U.S. ten-year treasury bonds rise from 2.40 to 2.90 over the first three weeks of the year, followed by an employment report on February 5th that showed wages growing 2.8% year-over-year in January. The wage report raised the specter of rising inflation and more aggressive Federal Reserve policy in response. Another curveball was the possibility of increased protectionism and trade related actions by the Trump administration. It started with President Trump’s announcement of across the board steel and aluminum tariffs on March 1st, raising fears of a trade war between America and its largest trading partners. Equity markets fell immediately after the announcement but rallied over the next two weeks as the administration gave temporary waivers to several allies.

Equity markets started the second quarter of 2018 (Q2) on the back foot, with the S&P 500 falling more than 2% on the first day of the quarter on trade fears. Yet, despite the increasingly heated trade rhetoric as the quarter progressed, the U.S. economy only appeared to go from strength to strength and the S&P 500 finished the quarter 3.43% higher, for a first half 2018 return of 2.65%.

1

Management’s Discussion of Fund Performance
(Unaudited) (continued)

Optimism on the U.S. side did not translate abroad, as economic growth in other developed markets softened and emerging markets had to contend with the effects of rising interest rates in the U.S. and a stronger dollar. The MSCI EAFE index (net) fell -1.24% in Q2, resulting in a first half 2018 return of -2.75%. The MSCI Emerging Markets index (net) fell -7.96% in Q2, sending its first half return down to -6.66%. The underperformance in international equities resulted in the MSCI All Country World Index (net) gaining only 0.53% in Q2, leaving its first half return at -0.43%.

Bonds continued to fall in Q2 as interest rates rose. The Federal Reserve hiked interest rates for the second time in June, well on track for a total of four rate hikes in 2018. The Bloomberg Barclays U.S. Aggregate Bond Index fell -0.16% in Q2 resulting in a -1.62% loss over the first half of the year. The Bloomberg Barclays Global Aggregate Index fared even worse thanks to a rising U.S. dollar, falling -2.78% over the quarter, bringing its first half return to -1.46%.

For the third consecutive summer selling in May and going away would have been folly. U.S. equities made signifcant gains between July and September amid a strong economy and overcoming any concerns over trade. The S&P 500 Index hit new all-time highs as it gained 7.71% in the third quarter (Q3), well ahead of the Russell 2000 small-cap index, which gained 3.58% over the same period. The latter is still outperforming on a year-to-date basis (as of 9/30/2018) with an 11.51% return, compared to 10.56% for the S&P 500. As in Q2, the bounce in U.S. equity markets did not extend abroad. Developed economies across the world remained in a soft patch, in sharp contrast to the U.S. economy. The MSCI EAFE Index (net) gained only 1.35% in Q3, leaving its year-to-date return in negative territory at -1.43%. Emerging market woes continued, with Turkey taking the headlines but also U.S. trade tariffs hitting China and rising oil prices putting a dent in India’s finances – the Indian rupee depreciated close to 6% against the U.S. dollar in Q3, and has eroded 12% of its value over the first nine months of 2018. Weaker currencies saw the MSCI Emerging Markets index (net) fall -1.09% in the third quarter, sending its year-to-date return to -7.68%. Global equities as a whole were buoyed by the U.S., with the MSCI All Country World Index (net) posting a return of 4.28% in Q3 and a year-to-date return of 3.83%.

A larger appetite for U.S. equities and a hawkish Federal Reserve meant there was less demand for fixed income. The yield on 2-year U.S. Treasury bonds rose 29 basis points to 2.81, bringing it ever closer to the yield on 10-year Treasury bonds, which rose 20 basis points to 3.05. The Bloomberg Barclays Global Aggregate Index (unhedged U.S. dollar) fell -0.92% in Q3, bringing its year-to-date return to -2.37%.

For the one-year period ended 9/30/2018, the S&P 500 index gained 17.91%, while the MSCI EAFE Index (net) and MSCI Emerging Markets Index (net) saw returns of 2.74% and -0.81%, respectively. The MSCI All Country World Index (net) posted a return of 9.77% over the one-year period ended 9/30/2018. The Bloomberg Barclays U.S. Aggregate Bond Index fell -1.22% over this same period, while the Bloomberg Barclays Global Aggregate Index fell -1.32%.

The Spouting Rock/Convex Global Macro Fund (Institutional Class) (CVXIX) gained 6.42% for the one-year ended 9/30/2018, compared to the benchmark (Bank of America Merrill Lynch 3-Month Treasury Bill Index) return of 1.59%. The Advisor class (CVXAX) gained 6.03% over the

2

Management’s Discussion of Fund Performance
(Unaudited) (continued)

one-year period ended 9/30/2018. The annualized return since inception (11/24/2014) for CVXIX and CVXAX are 4.67% and 4.39%, respectively, compared to the benchmark annualized return of 0.66%.

Convex proprietary risk ratings

Convex’s proprietary risk ratings seek to reflect the current and expected state of an economy by capturing economic and business cycle trends as well as inflection points in an economy using the Convex Proprietary Leading Economic Index (CPLEI). CPLEI uses leading economic indicators, yield spreads and benchmark rate analysis as potential recessionary signals. The index also monitors change in asset prices to corroborate economic and business cycle trends.

The objective is to determine whether economic growth is in line with trend, above trend or below trend for a country, giving the portfolio management team more intelligence about the macroeconomic environment and potential threat of recession in the near-term. The current macro environment for growth assets in a country (rated as ‘Buy’, ‘Hold’, ‘Caution’ or ‘Sell’) is determined using a combination of machine-learning algorithms and qualitative scenario-analysis of known-unknown risks (political uncertainty, war, significant shifts in fiscal or monetary policy).

A World economy buoyed by the U.S.

The overall risk rating for the World rose from Hold at the beginning of Q4 2017 to Hold-Buy in November, thanks to renewed economic momentum in the U.S. Fixed income allocation averaged a steady 20% of the portfolio across the quarter, with exposure split almost equally between quality (predominantly on the corporate side) and high-yield bonds. The portfolio’s allocation to cash was reduced from 12% at the beginning of the fourth quarter to 3% in December, as the Fund increased exposure to equities.

The World rating remained Hold-Buy in Q1 2018, which was reflected in the Fund’s 73% average allocation to growth assets over the period: 60% in U.S. equities and 13% in International equities. The Fund averaged a 21% allocation to fixed income and 5% allocation to cash in Q1, while a Real Estate allocation accounted for the remaining 1%. Fixed income allocation was concentrated in corporate bonds, with an average 16% allocation, while mortgage-backed securities (4% average allocation) and long-term treasuries (1% average allocation) comprised the rest.

The second quarter of 2018 saw the World rating dip back to Hold, mostly due to falling economic momentum in Europe and Asia, even as the U.S. and Japan held steady. While the underlying allocation to equities was shifted toward the U.S., the overall balance between growth and diversifying assets did not change signifcantly. The Fund averaged a 20% allocation to fixed income and 2% allocation to cash in Q2.

The rating for the World remained at Hold in Q3 2018, and the Fund’s exposure to equities averaged about 76% during the quarter, with domestic equities accounting for 67% and International equities averaging about 9% of portfolio allocation. The Fund continued to average a 20% allocation to fixed income and almost 4% allocation to cash during the third quarter.

3

Management’s Discussion of Fund Performance
(Unaudited) (continued)

The portfolio’s allocation to fixed income contributed -24 basis points to the Fund’s one-year return of 6.42% (Institutional Class, period ended 9/30/2018), while Real Estate allocation contributed -30 basis points.

U.S. economy continues above recent trend

Convex’s proprietary risk rating for the U.S. reflected the economy’s renewed strength, rising from Hold at the beginning of the fourth quarter to Hold-Buy in November and Buy in December. Consequently, U.S. equity allocation was increased from 46% at the beginning of October to 60% by December. The U.S. rating held at a strong Hold-Buy throughout the first three quarters of 2018, reflecting the strong economic numbers that continued to pour in. The labor market continued to tighten while business optimism grew thanks to recently passed tax cuts. Strong economic data gave us reason to steadily increase the allocation to almost 67% by September, even as the International position was reduced.

The allocation to U.S equities contributed 732 basis points to the Fund’s one-year return of 6.42% (Institutional Class, period ended 9/30/2018).

A downshift abroad

Economic momentum was not isolated to the U.S. in late 2017, as the fourth quarter saw a simultaneous upswing across the developed world. Eurozone manufacturing Purchasing Managers Index (PMI) was 60.6 in December, which is close to the highest reading ever. Convex’s proprietary risk rating for Europe was maintained at Hold in Q4 2017. Other than Germany, which was rated Hold-Buy, most of the other countries in Europe were rated Hold throughout the quarter. The exceptions were the United Kingdom – rated Caution as it continues to grapple with the ramifications of Brexit – and Italy, Ireland and Denmark, all of which were also rated Caution-Hold. Allocation to developed Europe averaged almost 10% in the fourth quarter.

However, economic data in Europe slowly softened across the first quarter of 2018, even as Convex’s risk rating for the region held at Hold. Manufacturing PMIs fell from last year’s record highs and business confidence dipped. Other than Germany, which was rated Hold-Buy, most of the other countries in the region were rated as Hold throughout Q1 2018. European ratings eventually fell to Caution-Hold in Q2 2018, with Germany dropping to Hold. The Fund gradually reduced its allocation to the region over the first three quarters of the year – from close to 10% at the end of 2017 down to an average allocation of 2.5% in the third quarter, and eventually to zero by September.

The risk rating for Japan stood at Hold throughout the year, as the country appeared to be in the midst of an economic summer. The portfolio averaged a steady allocation between 5% and 7% to Japanese equities across most of the period. However, the allocation was reduced to zero in September amid heightened region risk and volatility.

The portfolio’s allocation to European developed equity markets contributed -20 basis points, while allocation to Japanese equities contributed 6 basis points, to the Fund’s one-year return of 6.42% (Institutional Class, period ended 9/30/2018).

4

Management’s Discussion of Fund Performance
(Unaudited) (continued)

The risk rating for Emerging Markets rose to Hold in Q4 2017, on the back of a higher rating for China (which rose from Caution-Hold to Hold). Despite relatively strong data coming out of China, the fund still took a cautious posture due to concerns over rising debt levels and financial stability. Export oriented countries vital to the global supply chain, like South Korea and Taiwan, also saw their risk ratings at Hold thanks to rising global demand. Brazil saw its risk rating rise to the same level after posting encouraging manufacturing and sentiment data in October and November, even as inflationary pressures eased. India remained at Caution-Hold as the country saw falling credit growth and implementation issues around a new goods and sales tax. The fund portfolio held an average 2% allocation to an Emerging Market basket in November and December.

Emerging Markets maintained their overall Hold rating across the first quarter of 2018 but the Fund eschewed any allocations to most Emerging Markets due to higher volatility. The portfolio did initiate a 2.4% allocation to Brazil in February on the back of a solid Hold-Buy rating that reflected the country’s steady climb out of a recession that saw its economy contract in 2015 and 2016. However, this allocation was reduced to zero by the end of April due to rising political uncertainty and steady fall in the country’s risk rating to Caution-Hold. The overall Emerging Markets rating also steadily dropped as the year progressed, from Caution-Hold in Q2 to Caution in July. The Fund ended Q3 2018 with no allocation to Emerging Markets.

Allocation to EM equities contributed -33 basis points to the Fund’s one-year return of 6.42% (Institutional Class, period ended 9/30/2018).

Overall, the Fund’s excess return with respect to its benchmark can be attributed to higher allocation to U.S. equities and lower allocation to International equities over the one-year period ended 9/30/2018.

Looking forward

As we move into the final stretch of 2018, there are a few things we are keeping a close eye on, including trade and its impact on the developing world, the yield curve and monetary policy. We also consider a few post U.S. midterm election scenarios.

1.	Will U.S. trade tensions with China escalate further even as tensions with Canada and Mexico recede?

The good news on the trade front is that frantic negotiations at the end of the quarter saw the U.S. and Canada reach a deal, paving the way forward for the “U.S.-Mexico-Canada Agreement” or USMCA. While this is ostensibly an agreement that will replace NAFTA, and labeled historic, the reality is that it is not very different from NAFTA. Tariff rates on imports from Canada and Mexico are still practically zero, and if anything, USMCA is even more pro-free trade. For example, protectionist measures that Canada placed to favor its dairy industry will be removed, giving U.S. farmers greater access, while Canadian peanut, dairy and sugar farmers will have more access to the U.S. market. Also, the agreement more or less protects Mexico and Canada from tariffs on autos and auto parts that are sent to the U.S. – though there are stricter labor and rules of origin requirements, which could ultimately raise the cost of cars made in North America, or ship manufacturing out altogether.

5

Management’s Discussion of Fund Performance
(Unaudited) (continued)

At the end of the day, we have a free trade agreement that is not called a free trade agreement, and all three parties came out of the negotiations looking a winner. So the uncertainty over North American free trade has reduced, though not completely eliminated since legislatures in all three countries still have to ratify the deal (which will not happen in the U.S. until after the November election).

The bad news is that trade tensions between the U.S. and China have escalated, with tit-for-tat tariffs and restrictions. At this point negotiations appear to be at a standstill and the question is whether the two sides will engage in a protracted confrontation. In the short run, China appears to be the bigger loser. However, if the impasse continues, the blowback from a weaker Chinese economy could reach U.S. shores as it did in 2015-2016. A depreciating Chinese currency, for example, could pressure its neighbors into making tough adjustments as well (since their major trading partner is China), at a time when they are already under stress.

Given how NAFTA and U.S.-Korea trade negotiations ultimately resulted in only modest changes to existing agreements, despite strong rhetoric at the onset, there does seem to be a way out for the U.S. and China, especially if an agreement can be reached on intellectual property and technology transfer.

2.	Will hawkish monetary policy invert the yield curve by the end of the year?

It seems redundant to keep discussing monetary policy and a flattening yield curve, but given its outsized importance late in the cycle – notably the recession forecasting power of an inverted yield curve – we believe it worthwhile to keep it on our list.

What is striking is that over the last few weeks of September Federal Reserve (Fed) officials have sounded increasingly hawkish. They clearly view the economic environment as having normalized, especially with a strengthening labor market. However, instead of pausing at a level where interest rates are neither stimulative nor restrictive, they appear inclined to err on the more restrictive side. At this point it looks like a pause may happen only if economic data starts to soften. Markets are already putting a 40% probability on one more rate hike this year and two more by June of 2019, which would bring the total number of rate hikes since December 2015 to 11.

The tonal shift from policymakers has led nominal and real yields higher across the yield curve. Yet yields on the shorter end have gone up more, leading to a flatter curve. In fact, the real yield curve briefly inverted (10-year minus 5-year yields) in September before ending the quarter flat. The bond market is clearly more pessimistic about future growth prospects than the Fed.

We do note that long-term yields surged during the first week of October, but it remains to be seen if the resulting curve steepening continues through the end of the year. Interestingly, rising yields have not been accompanied by a significant rise in inflation expectations, as measured by the difference between nominal yields and real yields (on TIPS).

A more hawkish Federal Reserve, combined with a substantial increase in the supply of U.S. Treasuries (as the government makes up for recent tax cuts), means the U.S. dollar is likely to continue its upward path. This will make things especially difficult for Asian Emerging Markets (EM), since

6

Management’s Discussion of Fund Performance
(Unaudited) (continued)

they have significant U.S. dollar denominated debt that will be harder to service. So any immediate recovery in EM will be dependent on what happens with U.S. monetary and fiscal policy, not to mention trade policy.

3.	Could U.S. midterm election results lead to radically different fiscal policy in 2019?

As always, we refrain from forecasting, especially election results. Which is not to say we do not like to be prepared. Our preferred approach is to analyze potential scenarios that could result, focusing on the objectives of the players involved, and prepare for those. Post-midterms, the objective for Congressional Republicans/Democrats will be to keep control of the House and/or Senate, while for President Trump the overwhelming focus will be on re-election in 2020. Keeping these in mind, let’s walk through three scenarios, starting with the most likely one:

A) Democrats capture the House but Republicans hold the Senate: Which means divided government for the next two years. We are unlikely to see major legislation during this period. Any initiative that moves through a Democratic House is likely to hit a wall in the Republican Senate, and vice versa. At the same time, we do see them working together to keep the government funded. So current fiscal spending levels are likely to be maintained, or even increased if the two parties make a deal to boost both defense and non-discretionary spending.

B) Republicans hold the House and Senate: After being forecast to lose the House, Republicans including the President will see this as vindication of policies pursued over the previous two years. Which will result in them doubling down. They will probably try again to repeal the Affordable Care Act, while also pushing for more tax cuts around the margins. “Tax Reform 2.0” may include making the individual tax cuts permanent (which are now set to expire in 2025) and changes to the way capital gains are taxed. So even more fiscal stimulus, in the form of tax cuts.

C) Democrats capture the House and Senate: Again, divided government but quite different from scenario A above. While the immediate chatter in the aftermath of the election is likely to focus on impeachment, Congressional Democrats are unlikely to pursue this. Instead, they will probably look to consolidate their gains by passing populist legislation, and in this, they may actually have an ally in White House – one focused on cementing his own re-election prospects. A prominent example may include passing a large infrastructure package that provides an additional fiscal boost to the economy, and perhaps even a federal minimum wage increase. There is precedence for this from as recently as 2007, when Congressional Democrats together with President Bush passed an energy bill (which included higher fuel economy standards) and also raised the federal minimum wage.

Under each of the above scenarios, pushing against looser fiscal policy will be a more hawkish Federal Reserve and concerns over a rising deficit, which is rapidly closing in on $1 trillion. Yet the reality is that these very deficits are propelling higher growth in the U.S., and politicians in power will look to keep that streak going. Of course, as we discussed in a previous piece, this will be the first time since World War 2 that the U.S. is experimenting with pro-cyclical fiscal policy this late in an expansion. In every other period, fiscal policy became increasingly tight as the expansion wore on.

The Convex proprietary risk rating for the world stands at Hold as we move into the final quarter of 2018. We continue to monitor economic prospects of thirty different countries across five regions of the globe and remain vigilant about potential risks.

7

Investment Results (Unaudited)

Average Annual Total Returns(a) as of September 30, 2018

	One Year	Since Inception (11/24/14)
Spouting Rock/Convex Global Dynamic Risk Fund
Institutional Class	6.42%	4.67%
Advisor Class	6.03%	4.39%
ICE BofAML 3-month U.S. Treasury Bill Index(b)	1.59%	0.66%
MSCI All County World Index Net (USD)(c)	9.77%	7.66%
Bloomberg Barclays Global Aggregate TR Index(d)	0.82%	2.34%

	Expense Ratios(e)
	Institutional Class	Advisor Class
Gross	8.15%	8.55%
With Applicable Waivers	1.28%	1.68%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Spouting Rock/Convex Global Dynamic Risk Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-844-834-6478.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund's returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The MSCI All Country World Index Net (USD) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is comprised of stocks from 23 developed markets and 24 emerging markets, and captures all sources of equity returns. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The Bloomberg Barclays Global Aggregate TR Index is a market capitalization weighted index designed to provide a broad measure of intermediate term investment grade bonds being traded in the U.S. It is comprised of most U.S. traded investment grade bonds, including Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. An individual cannot invest directly in an index. However, an individual may be able to invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(e)	The expense ratios, which included acquired fund fees and expenses of 0.28% for each share class, are from the Fund's prospectus dated January 28, 2018, as amended March 2, 2018. The Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with

8

Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business do not exceed 1.00% of the Fund’s average daily net assets through March 1, 2019. Each fee waiver and expense reimbursement is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, provided such reimbursement can be achieved without exceeding the expense limitation that was in effect at the time of the expense payment or the reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees. Additional information pertaining to the Fund's expense ratios as of September 30, 2018 can be found on in financial highlights.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling 1-844-834-6478.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

9

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $100,000 made on November 24, 2014 (commencement of operations) for the Institutional Class and held through September 30, 2018. The ICE BofAML 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Individuals cannot invest directly in an index, however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-844-834-6478. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC., member FINRA/SIPC.

10

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Fund is positive absolute returns.

Portfolio composition is subject to change.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

11

Spouting Rock/Convex Global Dynamic Risk Fund
Schedule of Investments

September 30, 2018

	Shares	Fair Value
EXCHANGE-TRADED FUNDS — 92.27%
Consumer Discretionary Select Sector SPDR Fund	1,770	$207,479
Energy Select Sector SPDR Fund	1,460	110,580
Financial Select Sector SPDR Fund	3,464	95,537
Health Care Select Sector SPDR Fund	1,171	111,421
Industrial Select Sector SPDR Fund	850	66,640
Invesco QQQ Trust Series 1	552	102,556
iShares Core S&P Mid-Cap ETF	1,298	261,274
iShares iBoxx $Investment Grade Corporate Bond ETF	1,407	161,707
Schwab US Small-Cap ETF	1,393	106,105
SPDR Bloomberg Barclays High Yield Bond ETF	10,799	389,304
SPDR S&P 500 ETF Trust	678	197,108
Technology Select Sector SPDR Fund	3,796	285,953
Vanguard Mid-Cap Growth ETF	1,707	243,248
Vanguard Real Estate ETF	645	52,039
Vanguard Small-Cap Growth ETF	573	107,334
Total Exchange-Traded Funds (Cost $2,255,001)		2,498,285

MONEY MARKET FUNDS — 8.11%
Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.99%(a)	219,547	219,547
Total Money Market Funds (Cost $219,547)		219,547
Total Investments — 100.38% (Cost $2,474,548)		2,717,832
Liabilities in Excess of Other Assets — (0.38)%		(10,412)
NET ASSETS — 100.00%		$2,707,420

(a)	Rate disclosed is the seven day effective yield as of September 30, 2018.

ETF – Exchange-Traded Fund

SPDR – Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.	12

Spouting Rock/Convex Global Dynamic Risk Fund
Statement of Assets and Liabilities

September 30, 2018

Assets
Investments in securities at fair value (cost $2,474,548)	$2,717,832
Cash	308
Dividends receivable	3,045
Receivable from Adviser	19,393
Prepaid expenses	2,422
Total Assets	2,743,000
Liabilities
Payable to Administrator	9,625
Accrued 12b-1 fees - Advisor class	177
Accrued Administrative Services fees - Advisor class	36
Payable to trustees	3,000
Other accrued expenses	22,742
Total Liabilities	35,580
Net Assets	$2,707,420
Net Assets consist of:
Paid-in capital	2,330,682
Accumulated earnings	376,738
Net Assets	$2,707,420
Net Assets: Institutional Class	$2,416,710
Shares outstanding (unlimited number of shares authorized, no par value)	213,602
Net asset value ("NAV"), offering and redemption price per share	$11.31
Net Assets: Advisor Class	$290,710
Shares outstanding (unlimited number of shares authorized, no par value)	25,861
Net asset value ("NAV"), offering and redemption price per share	$11.24

13	See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund
Statement of Operations

For the year ended September 30, 2018

Investment Income
Dividend income	$75,981
Total investment income	75,981
Expenses
Administration	50,500
Adviser	38,071
Fund accounting	35,000
Transfer agent	30,000
Legal	26,684
Audit and tax preparation	18,700
Report printing	14,479
Trustee	12,000
Registration	11,498
Chief Compliance Officer	8,500
Custodian	4,518
Insurance	3,371
Pricing	1,611
12b-1 - Advisor class	962
Administrative Services - Advisor class	577
Miscellaneous	19,033
Total expenses	275,504
Fees contractually waived and expenses reimbursed by Adviser	(231,044)
Net operating expenses	44,460
Net investment income	31,521
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment transactions	146,654
Net change in unrealized appreciation of investment securities	52,769
Net realized and change in unrealized gain on investments	199,423
Net increase in net assets resulting from operations	$230,944

See accompanying notes which are an integral part of these financial statements.	14

Spouting Rock/Convex Global Dynamic Risk Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017(a)
Increase in Net Assets due to:
Operations
Net investment income	$31,521	$28,329
Net realized gain on investment transactions	146,654	227,924
Net change in unrealized appreciation of investments	52,769	83,083
Net increase in net assets resulting from operations	230,944	339,336
Distributions From Earnings
Institutional Class	(172,562)	(6,891)
Advisor Class	(21,555)	(158)
Total distributions	(194,117)	(7,049)
Capital Transactions - Institutional Class
Proceeds from shares sold	1,160,650	79,900
Reinvestment of distributions	165,027	6,514
Amount paid for shares redeemed	(1,981,692)	(337,063)
Total Institutional Class	(656,015)	(250,649)
Capital Transactions - Advisor Class
Proceeds from shares sold	21,301	390,160
Reinvestment of distributions	16,263	159
Amount paid for shares redeemed	(412,489)	(70)
Total Advisor Class	(374,925)	390,249
Net increase (decrease) in net assets resulting from capital transactions	(1,030,940)	139,600
Total Increase (Decrease) in Net Assets	(994,113)	471,887
Net Assets
Beginning of year	3,701,533	3,229,646
End of year	$2,707,420	$3,701,533
Share Transactions - Institutional Class
Shares sold	103,926	7,436
Shares issued in reinvestment of distributions	14,948	641
Shares redeemed	(179,878)	(31,879)
Total Institutional Class	(61,004)	(23,802)
Share Transactions - Advisor Class
Shares sold	1,938	36,566
Shares issued in reinvestment of distributions	1,477	16
Shares redeemed	(36,974)	(7)
Total Advisor Class	(33,559)	36,575
Net increase (decrease) in shares outstanding	(94,563)	12,773

(a)

For the year ended September 30, 2017, distributions from earnings consisted of $6,891 from net investment income for Institutional Class and $158 from net investment income for Advisor Class. As of September 30, 2017, accumulated net investment income was $21,280.

15	See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund –
Institutional Class
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.09	$10.06	$9.44	$10.00

Investment operations:
Net investment income	0.12	0.09	0.03	0.03
Net realized and unrealized gain (loss)	0.58	0.96	0.63	(0.55)
Total from investment operations	0.70	1.05	0.66	(0.52)

Less distributions to shareholders from:
Net investment income	(0.06)	(0.02)	(0.02)	(0.04)
Net realized gains	(0.42)	—	—	—
Return of capital	—	—	(0.02)	—
Total distributions	(0.48)	(0.02)	(0.04)	(0.04)

Net asset value, end of period	$11.31	$11.09	$10.06	$9.44

Total Return(b)	6.42%	10.50%	7.01%	(5.25	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$2,417	$3,044	$3,001	$3,623
Ratio of net expenses to average net assets(e)	1.19%	1.22%	1.40%	1.70	%(d)
Ratio of expenses to average net assets before waiver and reimbursement(e)	7.60%	8.17%	8.62%	11.81	%(d)
Ratio of net investment income to average net assets(e)	0.92%	0.83%	0.29%	0.15	%(d)
Portfolio turnover rate(f)	209%	248%	192%	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See accompanying notes which are an integral part of these financial statements.	16

Spouting Rock/Convex Global Dynamic Risk Fund –
Advisor Class
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Selected Per Share Data:
Net asset value, beginning of period	$11.06	$10.03	$9.42	$10.00

Investment operations:
Net investment income	0.11	0.06	0.02	0.03
Net realized and unrealized gain (loss)	0.54	0.98	0.61	(0.57)
Total from investment operations	0.65	1.04	0.63	(0.54)

Less distributions to shareholders from:
Net investment income	(0.05)	(0.01)	—	(0.04)
Net realized gains	(0.42)	—	—	—
Return of capital	—	—	(0.02)	—
Total distributions	(0.47)	(0.01)	(0.02)	(0.04)

Net asset value, end of period	$11.24	$11.06	$10.03	$9.42

Total Return(b)	6.03%	10.34%	6.68%	(5.46	)%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$291	$657	$229	$96
Ratio of net expenses to average net assets(e)	1.59%	1.54%	1.47%	2.10	%(d)
Ratio of expenses to average net assets before waiver and reimbursement(e)	8.00%	8.57%	9.02%	11.16	%(d)
Ratio of net investment income to average net assets(e)	0.49%	0.96%	0.17%	(0.32	)%(d)
Portfolio turnover rate(f)	209%	248%	192%	166	%(c)

(a)	For the period November 24, 2014 (commencement of operations) to September 30, 2015.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

17	See accompanying notes which are an integral part of these financial statements.

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements

September 30, 2018

NOTE 1. ORGANIZATION

Spouting Rock/Convex Global Dynamic Risk Fund (the “Fund”), formerly Spouting Rock/Convex Dynamic Global Macro Fund, was organized as a diversified series of Unified Series Trust (the “Trust”) on August 11, 2014. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on November 24, 2014. Spouting Rock Fund Management (the “Adviser”) serves as investment adviser to the Fund. The Adviser has retained Convex Capital Management LLC (“Convex” or the “Sub-Adviser”) to serve as sub-adviser to the Fund. The objective of the Fund is to seek positive absolute returns.

As of September 30, 2018, the Fund offered two classes of shares, Institutional Class and Advisor Class. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. The primary difference between the two classes is attributable to the distribution and administrative service fee arrangements for the Advisor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income

18

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements (continued)

September 30, 2018

and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable. Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the entire Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, net realized long-term capital gains and net realized short-term capital gains, if any, to its shareholders at least once per year. The financial reporting treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from the ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market

19

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements (continued)

September 30, 2018

data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is most significant to the fair value measurement in its entirety.

Equity securities, including exchange-traded funds, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount which the Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion,

20

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements (continued)

September 30, 2018

the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,498,285	$—	$—	$2,498,285
Money Market Funds	219,547	—	—	219,547
Total	$2,717,832	$—	$—	$2,717,832

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust on behalf of the Fund (the “Agreement”), manages the Fund’s investments. For its advisory services, the Adviser is entitled to receive a fee at the annual rate of 0.90% for assets up to $100 million, 0.80% for assets between $100 million and $500 million, and 0.70% for assets over $500 million, of the average daily net assets of the Fund. Prior to March 1, 2018, the advisory fee rate was 1.20% for all Fund assets. For the fiscal year ended September 30, 2018, the Adviser earned a fee of $38,071 from the Fund before the reimbursement described below.

The Adviser contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.00% of the Fund’s average daily net assets. Prior to March 1, 2018, the expense cap was 1.35%.

Each fee waiver or expense reimbursement by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in

21

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements (continued)

September 30, 2018

effect at the time of the waiver/expense payment and any expense limitation in effect at the time or the recoupment. As of September 30, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount of $635,903, from the Fund no later than September 30, 2021.

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, pursuant to which the Sub-Adviser manages the Fund’s portfolio and makes investment decisions. The Adviser oversees the Sub-Adviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, and transfer agent services, including all regulatory reporting. For the fiscal year ended September 30, 2018, the Administrator earned fees of $50,500 for administration services, $35,000 for fund accounting services, and $30,000 for transfer agent services. At September 30, 2018, the Fund owed the Administrator $9,625 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $1,850 per Fund from the Trust, except that the Independent Chairman of the Board and the Chairman of the Audit Committee each receives annual compensation of $2,300 per Fund from the Trust. Trustees also receive $1,000 for attending each special in person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Unified Financial Securities, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Funds.

There were no payments made by the Fund to the Distributor for serving as principal underwriter during the fiscal year ended September 30, 2018.

The Trust, with respect to the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Advisor Class shares in connection with the promotion and distribution of the Advisor Class shares or the provision of personal services to the Advisor Class shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in

22

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements (continued)

September 30, 2018

distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided to the Recipient regardless of 12b-1 Expenses actually incurred. For the fiscal year ended September 30, 2018, the Fund accrued 12b-1 fees for the Advisor Class of $962 of which $177 was unpaid at September 30, 2018.

The Trust, with respect to the Fund, has adopted an Administrative Services Plan with respect to Advisor Class shares, pursuant to which the Fund pays an annual fee equal to 0.15% of the average daily net assets of Advisor shares to the Adviser to compensate financial intermediaries that provide administrative services to the Advisor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Advisor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Advisor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Advisor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. For the fiscal year ended September 30, 2018, the Fund accrued Administrative Services fees for the Advisor Class of $577, of which $36 was unpaid at September 30, 2018.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2018, purchases and sales of investment securities, other than short-term investments were $7,132,654 and $8,120,962, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2018.

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$240,905
Gross unrealized depreciation	(3,569)
Net unrealized appreciation on investments	237,336

At September 30, 2018, the aggregate cost of securities for federal income tax purposes was $2,480,496.

23

Spouting Rock/Convex Global Dynamic Risk Fund
Notes to the Financial Statements (continued)

September 30, 2018

The tax characterization of distributions paid for the fiscal years ended September 30, 2018 and 2017 was as follows:

	2018	2017
Distributions paid from:
Ordinary income*	$111,977	$7,049
Long-term capital gains	82,140	—
Total distributions	$194,117	$7,049

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

As of September 30, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$69,601
Undistributed long-term capital gains	69,801
Net unrealized appreciation	237,336
Total accumulated earnings	$376,738

As of September 30, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

NOTE 7. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. The Board has approved a change in strategy for the Fund that will take effect on or about December 10, 2018, upon the effective date of a new prospectus, changing the Fund’s principal investment strategies to reflect a small cap growth strategy. Concurrently, the Fund’s name will be changed to “Spouting Rock Small Cap Growth Fund” and the Fund’s investment objective will be changed to “long term capital appreciation.” The Fund will continue to pursue its current investment objective and strategy until the effective date of the new prospectus. Management has determined that there are no other items requiring adjustment of the financial statements or additional disclosure.

24

Report of Independent Registered Public Accounting Firm

To the Shareholders of Spouting Rock/Convex Global Dynamic Risk Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Spouting Rock/Convex Global Dynamic Risk Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 26, 2018

25

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from April 1, 2018 to September 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Institutional Class	Actual	$ 1,000.00	$ 1,053.10	$ 5.15	1.00%
	Hypothetical **	$ 1,000.00	$ 1,020.05	$ 5.06	1.00%

Advisor Class	Actual	$ 1,000.00	$ 1,051.50	$ 7.20	1.40%
	Hypothetical **	$ 1,000.00	$ 1,018.05	$ 7.08	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
**	Assumes a 5% return before expenses.

26

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the fiscal year ended September 30, 2018, the Fund designates 47.89% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the fiscal year ended September 30, 2018, the Fund designates 21.29% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the fiscal year ended September 30, 2018, the Fund designated $82,140 as long-term capital gain distributions.

27

Trustees and Officers (Unaudited)

General Qualifications. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Executive Vice President (EVP), NRS (2003 – present); GTC, EVP (2008 – present); EVP, Savings Banks Retirement Association (2003 – present), provider of qualified retirement benefit plans; and EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011-Dec. 2015; Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011-Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

28

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 17 series.

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

29

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 834-6478 to request a copy of the SAI or to make shareholder inquiries.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (844) 834-6478 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Spouting Rock Fund Management

925 W. Lancaster Avenue, Suite 250
Bryn Mawr, PA 19010

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

30

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FCI Bond Fund:	FY 2018	$14,500
	FY 2017	$14,000
Appleseed Fund:	FY 2018	$16,000
	FY 2017	$15,500
Iron Strategic Income Fund:	FY 2018	$18,500
	FY 2017	$18,000
Iron Equity Premium Income Fund:	FY 2018	$14,500
	FY 2017	$14,000
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2018	$14,000
	FY 2017	$13,500

(b)	Audit-Related Fees

Registrant
FCI Bond Fund:	FY 2017	$0
	FY 2016	$0
Appleseed Fund:	FY 2017	$0
	FY 2016	$0
Iron Strategic Income Fund:	FY 2017	$0
	FY 2016	$0
Iron Equity Premium Income Fund:	FY 2017	$0
	FY 2016	$0
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2017	$0
	FY 2016	$0

(c)	Tax Fees

Registrant
The FCI Bond Fund:	FY 2018	$3,000
	FY 2017	$3,000
The Appleseed Fund:	FY 2018	$3,500
	FY 2017	$3,500
Iron Strategic Income Fund:	FY 2018	$3,500
	FY 2017	$3,500
Iron Equity Premium Income Fund:	FY 2018	$3,000
	FY 2017	$3,000
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2018	$3,000
	FY 2017	$3,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
FCI Bond Fund:	FY 2018	$0
	FY 2017	$0
Appleseed Fund:	FY 2018	$0
	FY 2017	$0
Iron Strategic Income Fund:	FY 2018	$0
	FY 2017	$0
Iron Equity Premium Income Fund:	FY 2018	$0
	FY 2017	$0
Spouting Rock/Convex Dynamic Global Macro Fund:	FY 2018	$0
	FY 2017	$0

Nature of the fees:	Transfer Agency system conversion testing

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2018	$0	$0
FY 2017	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	11/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	11/21/2018

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	11/21/2018